                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                Perrigo Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 (PERRIGO LOGO)

                                 PERRIGO COMPANY

                               515 EASTERN AVENUE
                             ALLEGAN, MICHIGAN 49010
                            TELEPHONE: (269) 673-8451


                 -----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                 -----------------------------------------------

                            TUESDAY, OCTOBER 30, 2007
                             10:00 A.M. EASTERN TIME

                ALLEGAN COUNTY AREA TECHNICAL & EDUCATION CENTER
                           2891 116(TH )AVENUE (M-222)
                             ALLEGAN, MICHIGAN 49010

The purpose of our 2007 Annual Meeting is to elect three directors for a three-year term beginning at the Annual Meeting and to consider and act upon other business that may properly come before the meeting. The Board of Directors recommends that you vote FOR each of the director nominees.

You can vote at the Annual Meeting in person or by proxy if you were a shareholder of record on September 7, 2007.

It is important that your shares are represented at the Annual Meeting regardless of whether you plan to attend. To be certain that your shares are represented, you should promptly sign, date and return the enclosed proxy card or proxy voting instruction form or vote by telephone or Internet following the instructions on the proxy card. Please vote as soon as possible. You may revoke your proxy at any time prior to the Annual Meeting.

Our 2007 Annual Report to Shareholders is enclosed.

                                  Sincerely,

                                  Todd W. Kingma
                                  Secretary

September 28, 2007

                                 PERRIGO COMPANY


                         -------------------------------
                                 PROXY STATEMENT

                         -------------------------------

                                TABLE OF CONTENTS



                                                                         PAGE
                                                                         ----
Questions and Answers.................................................      1
Proposal Requiring Your Vote--Election of Directors...................      5
Corporate Governance..................................................      8
Board and Committee Membership........................................     11
Director Compensation.................................................     12
Certain Transactions..................................................     14
Ownership of Perrigo Common Stock.....................................     16
Section 16(a) Beneficial Ownership Reporting Compliance...............     18
Executive Compensation................................................     18
Compensation Committee Report.........................................     35
Potential Payments Upon Termination or Change in Control..............     35
Equity Compensation Plan Information..................................     42
Report of the Audit Committee.........................................     43
Independent Accountants...............................................     44
Annual Report on Form 10-K............................................     44


The Proxy Statement, form of proxy and voting instructions are being mailed to shareholders starting on or about September 28, 2007.

                              QUESTIONS AND ANSWERS

Shareholders of publicly held companies often ask the following questions. We trust that the answers will assist you in casting your vote.

1. WHY DID I RECEIVE THESE PROXY MATERIALS?

Because you were a shareholder of record or a beneficial owner of Perrigo common stock on September 7, 2007, the record date, we are providing these proxy materials to you in connection with the solicitation by the Board of Directors of Perrigo of proxies to be voted at our 2007 Annual Meeting of Shareholders and at any adjournment or postponement.

2. WHAT AM I VOTING ON?

We are soliciting your vote on the election of three directors for a three-year term beginning at the Annual Meeting.

3. WHO MAY VOTE?

Holders of Perrigo common stock at the close of business on September 7, 2007, the record date, may vote their shares at the Annual Meeting. On that date, there were 93,666,461 shares of Perrigo common stock outstanding.

4. HOW MANY VOTES DO I HAVE?

Each share of Perrigo common stock that you own entitles you to one vote.

5. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with Perrigo's Transfer Agent, National City Bank, you are considered, with respect to those shares, the "shareholder of record." If your shares are held in a stock brokerage account or by a bank or other holder of record for your benefit, you are considered the "beneficial owner" of shares held in street name. The broker, bank or other holder of record is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the proxy card or proxy voting instructions form included with this proxy statement or by following the instructions for voting by telephone or on the Internet.

6. HOW DO I VOTE?

If you own shares that are traded through NASDAQ, you may generally vote your shares in any of the following four ways:



 1.  By mail:          complete, sign and date the proxy card or voting instruction form and return it in the enclosed envelope.
 2.  By telephone:     call the toll-free number on the proxy card, enter the
                       control number on the proxy card and follow the recorded
                       instructions.
 3.  By Internet:      go to the website listed on the proxy card, enter the
                       control number on the proxy card and follow the instructions provided.
 4.  In person:        attend the Annual Meeting, where ballots will be provided.


You may also vote by telephone or over the Internet if you hold your shares through a bank or broker that offers either of those options. If you choose to vote in person at the Annual Meeting and your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on September 7, 2007, the record date for voting.

If you own shares that are traded through the Tel-Aviv Stock Exchange (the "TASE"), you may only vote your shares in one of the following two ways:



 1.  By mail:          complete, sign and date the proxy card or voting instruction form and attach to it an ownership certificate from the Tel
                       Aviv Stock Exchange Clearing House Ltd. (the "TASE's
                       Clearing House") member through which your shares are
                       registered (i.e., your broker, bank or other nominee)
                       indicating that you were the beneficial owner of the shares on September 7, 2007, the record date for voting, and return the proxy card or voting instruction form, along with the
                       ownership certificate, to our designated address for that
                       purpose in Israel, P.O. Box 20387, Tel Aviv, Israel 61200.
                       If the TASE member holding your shares is not a TASE's
                       Clearing House member, please make sure to include an
                       ownership certificate from the TASE's Clearing House member in which name your shares are registered.
 2.  In person:        attend the Annual Meeting, where ballots will be provided.
                       If you choose to vote in person at the Annual Meeting, you need to bring an ownership certificate from the TASE's
                       Clearing House member through which your shares are
                       registered (i.e., your broker, bank or other nominee)
                       indicating that you were the beneficial owner of the shares on September 7, 2007, the record date for voting. If the
                       TASE member holding your shares is not a TASE's Clearing
                       House member, please make sure to include an ownership
                       certificate from the TASE's Clearing House member in which name your shares are registered.

7. HOW DOES DISCRETIONARY VOTING AUTHORITY APPLY?

If you sign, date and return your proxy card or vote by telephone or Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Judy L. Brown and Todd W. Kingma to vote on the items discussed in these proxy materials and on any other matter that is properly raised at the Annual Meeting. In that event, your proxy will be voted FOR the election of each director nominee, and FOR or AGAINST any other properly raised matters at the discretion of Judy Brown and Todd Kingma.

8. WHAT CAN I DO IF I CHANGE MY MIND AFTER I VOTE MY SHARES?

If your shares are traded through the NASDAQ, you may revoke your proxy at any time before it is exercised in one of four ways:

          1. notify our Secretary in writing before the Annual Meeting that you are revoking your proxy (your notice should be sent to our address on the cover of this proxy statement);

          2. submit another proxy with a later date;

          3. vote by telephone or Internet after you have given your proxy; or

          4. vote in person at the Annual Meeting.

If your shares are traded through the TASE, you may only revoke your proxy by using one of the following three methods:

          1. notify our Secretary in writing before the Annual Meeting that you are revoking your vote (your notice should be sent to our designated address for that purpose in Israel, P.O. Box 20387, Tel Aviv, Israel 61200);

          2. submit another proxy with a later date; or

          3. vote in person at the Annual Meeting.

9. WHAT VOTE IS REQUIRED TO ELECT THE DIRECTOR NOMINEES?

A plurality of the votes cast will elect directors. This means that the three nominees who receive the highest number of votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that by following the instructions on the proxy card, by withholding authority as prompted during telephone or Internet voting or when you vote in person at the meeting. Abstentions and broker non-votes will have no effect on the election of the directors.

10. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted.

11. WHAT CONSTITUTES A QUORUM?

The presence, in person or by proxy, of the holders of a majority of Perrigo shares entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.

Abstentions and broker non-votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. A broker non-vote occurs when a broker submits a proxy that does not indicate a vote for a proposal because he or she does not have voting authority and has not received voting instructions from you. If you are a beneficial owner, your bank, broker or other holder of record is permitted to vote your shares on the election of directors, even if they do not receive voting instructions from you. Therefore, no broker non-votes will occur.

12. HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR NEXT YEAR'S ANNUAL MEETING?

You must submit a proposal to be included in our proxy statement for the 2008 Annual Meeting no later than May 31, 2008. Your proposal must be in writing and must comply with the proxy rules of the Securities and Exchange Commission (the "SEC"). You may also submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2008 Annual Meeting. If you want to do this, we must receive your written proposal on or after August 1, 2008, but on or before August 21, 2008. If you submit your proposal after the deadline, then SEC rules permit the individuals named in the proxies solicited by Perrigo's Board of Directors for that meeting to exercise discretionary voting power as to that proposal, but they are not required to do so.

To properly bring a proposal before an annual meeting, our by-laws require that you include in your proposal (1) your name and address as they appear on our stock records, (2) a brief description of the business you want to bring before the meeting, (3) the reasons for conducting the business at the meeting, (4) any interest you have in the business you want to bring before the meeting, and (5) the number of shares of Perrigo common stock that you own beneficially and of record. You should send any proposal to our Secretary at the address on the cover of this proxy statement.

13. HOW DO I NOMINATE A DIRECTOR?

If you wish to nominate an individual for election as a director at the 2008 Annual Meeting, we must receive your nomination on or after August 1, 2008, but on or before August 21, 2008. In addition, our by-laws require that, for each person you propose to nominate, you provide (1) your name and address as they appear on our stock records, (2) the number of shares of Perrigo common stock that you own beneficially and of record, (3) the nominee's written statement that he or she is willing to be named in the proxy statement as a nominee and to serve as a director if elected, and (4) any other information regarding the nominee that would be required by the SEC to be included in a proxy statement had Perrigo's Board of Directors nominated that individual. You should send your proposed nomination to our Secretary at the address on the cover of this proxy statement.

14. WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

Perrigo will pay all of the costs of preparing and mailing the proxy statement and soliciting the proxies. We will ask brokers, dealers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials and our Annual Report to Shareholders to the beneficial owners of Perrigo common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

                          PROPOSAL REQUIRING YOUR VOTE

                              ELECTION OF DIRECTORS

Eleven directors currently serve on our Board of Directors. The directors are divided into three classes. At this Annual Meeting, you will be asked to elect three directors. Each director will serve for a term of three years, until a qualified successor has been elected, or until his or her death, resignation, retirement, or removal by the shareholders for cause. While Larry D. Fredricks, whose term expires at this Annual Meeting, will retire from the Board in accordance with the retirement policy in our Corporate Governance Guidelines, the remaining seven directors will continue to serve on the Board as described below.

The nominees for this year, Laurie Brlas, Michael J. Jandernoa and Joseph C. Papa, are currently Perrigo directors. We will vote your shares as you specify on the enclosed proxy card or through telephone or Internet voting. If you do not specify how you want your shares voted, we will vote them FOR the election of the nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.

The directors have provided the information below about themselves.

NOMINEES FOR ELECTION AT THE 2007 ANNUAL MEETING

--------------------------------------------------------------------------------

LAURIE BRLAS, 50, has been a director of Perrigo since August 2003 and has served as Chair of the Audit Committee since October 2004. Since December 2006, Ms. Brlas has served as the Senior Vice President, Chief Financial Officer and Treasurer of Cleveland-Cliffs, Inc., the largest producer of iron ore pellets in North America, the majority of which are sold to integrated steel companies in the United States and Canada. Ms. Brlas previously served as Senior Vice President and Chief Financial Officer of STERIS Corporation from April 2000 through November 2006. From September 1995 through March 2000, Ms. Brlas held various positions with Office Max, Inc., most recently as Senior Vice President and Corporate Controller.

MICHAEL J. JANDERNOA, 57, has been a director of Perrigo since January 1981 and served as Lead Independent Director from August 2006 to August 2007. He served as Perrigo's Chief Executive Officer from February 1988 through April 2000 and as Chairman of the Board from October 1991 to August 2003. Mr. Jandernoa has also served in various other executive capacities with Perrigo since 1979. He is a general partner of Bridge Street Capital Fund 1, LP; a director of Fifth Third Bank--West Michigan, a Michigan banking corporation; and a director of Steelcase, Inc., a manufacturer of case good products and furniture systems for the office furniture industry. Mr. Jandernoa also serves on the Boards of the Strategic Economic Investment and Commercial Board (SEIC) (formerly Michigan Technology Tri-Corridor and Life Science Corridor) and the Michigan Economic Development Corporation.

JOSEPH C. PAPA, 51, joined Perrigo on October 9, 2006 as President and Chief Executive Officer and was elected to the Board of Directors on November 10, 2006. He previously served as Chairman and Chief Executive Officer of the Pharmaceutical and Technologies Services segment of Cardinal Health, Inc. from December 2004 to October 2006. Prior to that position he served as President and Chief Operating Officer of Watson Pharmaceuticals, Inc. from 2001 to 2004. Additionally, he has held management positions at DuPont Pharmaceuticals, Pharmacia Corporation, G.D. Searle & Company and Novartis AG.

DIRECTORS CONTINUING UNTIL THE 2008 ANNUAL MEETING

--------------------------------------------------------------------------------

MOSHE ARKIN, 54, has been a director of Perrigo and has served as Vice Chairman of Perrigo since March 2005. On September 10, 2007, Mr. Arkin informed Perrigo that he would retire from the Company at the expiration of his employment agreement on March 17, 2008. He served as Chairman of the Board of Directors and was the principal shareholder of Agis Industries (1983) Ltd., now known as Perrigo Israel Pharmaceuticals Ltd. ("Agis"), from its establishment in 1983 (and prior to that of its affiliated companies) until its acquisition by Perrigo in March 2005. He also served as President of that company since December 2000. Mr. Arkin resides in Israel.

GARY K. KUNKLE, JR., 60, has been a director of Perrigo since October 2002 and has served as Lead Independent Director since August 2007. He has also served as the Chair of the Compensation Committee since May 2006. Mr. Kunkle served as Chairman and Chief Executive Officer of DENTSPLY International Inc., a manufacturer and marketer of products for the professional dental market, from January 2004 until his retirement on December 31, 2006. He previously served as President and Chief Operating Officer of DENTSPLY from January 1997 to December 2003. He also was a director of that company from March 2002 until December 31, 2006. From January 1994 to December 1996, he served as President of Vistakon, a division of Johnson & Johnson.

HERMAN MORRIS, JR., 56, has been a director of Perrigo since December 1999. Since September 2006, he has been in the private practice of law in Memphis, Tennessee. From April 2006 to September 2006, Mr. Morris was Vice President and General Counsel of Pinnacle Airlines. Prior to that Mr. Morris was a partner in the Baker, Donaldson, Bearman, Caldwell and Berkowitz law firm in Memphis, Tennessee from April 2004 to June 2006. He served as President and Chief Executive Officer of Memphis Light, Gas and Water Division from August 1997 until January 2004. Prior to that, Mr. Morris was General Counsel of Memphis Light, Gas and Water Division.

BEN-ZION ZILBERFARB, 57, has been a director of Perrigo since February 2007. Since 1978 he has served as a consultant and director for private and public companies in the areas of banking, insurance and private capital. He also has served as a Professor of Economics at Bar-Ilan University and the Edmond de Rothschild Professor of Global Asset Management at Netanya Academic College since 1988 and 2004, respectively. From 1998 to 1999 he was Director General of Israel's Ministry of Finance. He is a Board member and Chairman of the Audit

Committee for Delek Group, a holding and management company investing in Israel and abroad, and for the Israel Discount Bank, both of which are traded on the Tel Aviv Stock Exchange. He is also a member of the Board and Audit Committee for FundTech, Ltd., which is a NASDAQ listed company that is a leading provider of electronic payments, cash management and settlement solutions for financial institutions. Mr. Zilberfarb resides in Israel.

DIRECTORS CONTINUING UNTIL THE 2009 ANNUAL MEETING

--------------------------------------------------------------------------------

GARY M. COHEN, 48, has been a director of Perrigo since January 2003. Since June 2006, he has served as Executive Vice President of Becton, Dickinson and Company ("BD"), a provider of medical supplies, devices, laboratory equipment and diagnostic systems. He also served as President of BD Medical, one of three business segments of BD from May 1999 until June 2006. Mr. Cohen has been an executive officer of BD in various capacities since October 1996. Mr. Cohen presently serves as a director of the United States Fund for UNICEF, the CDC Foundation, and the Academic Alliance Foundation, and is a member of the Board of Trustees of Rutgers University and the Board of Advisors of the Rutgers Business School.

DAVID T. GIBBONS, 64, has been a director of Perrigo since June 2000. He served as Executive Chairman of Perrigo from October 9, 2006 until his retirement on March 31, 2007. Prior to that, Mr. Gibbons served as the President and Chief Executive Officer of Perrigo since May 2000 and as Chairman of the Board since August 2003. Although retired from his executive role at Perrigo, he remains Chairman of the Board. He served as President of Rubbermaid Europe from August 1997 to April 1999 and as President of Rubbermaid Home Products from December 1995 to August 1997. Prior to joining Rubbermaid, Mr. Gibbons served in a variety of general management, sales and marketing positions during his 27-year career with 3M Company. Mr. Gibbons is a director of Robbins & Myers, Inc., a supplier of application-critical equipment and systems to the global pharmaceutical, energy and industrial markets, and a director of Cott Corporation, a leading provider of non-alcoholic beverages and store brand soft drinks.

RAN GOTTFRIED, 63, has been a director of Perrigo since February 2006. Since July 2006, Mr. Gottfried has served as Chairman and CEO of Powerpaper Ltd., a leading developer and manufacturer of micro-electrical cosmetic and pharmaceutical patches. Since 1991 he has also served as a consultant and director of private and public companies in Israel in the areas of retailing and distribution, pharmaceuticals, and telecommunications. From January 2001 until December 2005, he served as Chairman of Magnolia Silver Jewelry, Ltd. Mr. Gottfried also served as an advisor to Careline-Neca, a consumer division of Perrigo's Israel subsidiary from 2004 until March 31, 2007 when his consulting ended. Mr. Gottfried was a director of Agis from 2003 until its acquisition by Perrigo in March 2005. Mr. Gottfried is also a director of Bezeq, Israel's leading telecommunications provider. Mr. Gottfried resides in Israel.

                              CORPORATE GOVERNANCE

GENERAL

Our Board of Directors has oversight responsibility for our business, property and affairs. The Chief Executive Officer reports directly to the Board, and members of our executive management regularly advise the Board on those business segments for which each has management responsibility. In addition, our Board approves and authorizes our strategic direction after considering strategic plan recommendations made to the Board by executive management. Finally, as part of our ongoing commitment to corporate governance, we have reviewed our corporate governance policies and practices for compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the NASDAQ listing standards.

CORPORATE GOVERNANCE GUIDELINES

The Board of Directors has set forth its corporate governance policies and practices in a set of Corporate Governance Guidelines that assist the Board in the exercise of its responsibilities. The Board may amend these Guidelines from time to time. Our Corporate Governance Guidelines are available on our website (http://www.perrigo.com) under the heading For Investors--Corporate Governance--Governance Guidelines. The guidelines also are available in print to shareholders upon written request made to our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement.

CODE OF CONDUCT

Our Code of Conduct acknowledges that a reputation for ethical, moral and legal business conduct is one of Perrigo's most valuable assets. The Code requires that our employees, officers and directors comply with laws and other legal requirements, avoid conflicts of interest, protect corporate opportunities and confidential information, conduct business in an honest and ethical manner and otherwise act with integrity and in Perrigo's best interest. In addition, our Code acknowledges special ethical obligations for financial reporting. Our Code of Conduct is available on our website (http://www.perrigo.com) under the heading For Investors--Corporate Governance--Code of Conduct, and we will promptly post any amendments to or waivers of the Code on our website. Our Code is available in print to shareholders upon written request made to our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement.

EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS

The independent members of the Board of Directors hold regularly scheduled meetings in executive session without management and also meet in executive session with the Chief Executive Officer on an as needed basis.

LEAD INDEPENDENT DIRECTOR

The Perrigo Board of Directors has appointed a non-management director to serve as the Lead Independent Director. The Lead Independent Director coordinates the activities of the other non-management directors and performs such other duties and responsibilities as the Board of

Directors may determine. This position rotates annually, by seniority, among our independent directors.

The role of the Lead Independent Director includes:

          - presiding at all Board meetings at which the Chairman is not present, including executive sessions of the independent directors;

          - serving as a liaison between the Chairman and the independent directors;

          - having the authority to call meetings of the independent directors; and

          - if requested by a major shareholder, ensuring that he or she is available for consultation and direct communications.

Currently, the Lead Independent Director is Gary K. Kunkle, Jr.

DIRECTOR INDEPENDENCE

Our Corporate Governance Guidelines provide that a substantial majority of the Board should consist of directors who meet the independence requirements of NASDAQ. Accordingly, our Board conducts an annual review to determine whether each of our directors qualifies as independent. A director will not be considered independent unless the Board of Directors determines that the director has no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based on its most recent annual review, the Board of Directors has concluded that each director, other than Moshe Arkin, David T. Gibbons and Joseph C. Papa, is independent as defined in the NASDAQ listing standards. Mr. Arkin and Mr. Papa are not independent under these standards because they are currently serving as officers of Perrigo. Mr. Gibbons is not independent under these standards because he served as an officer of Perrigo within the past three years. The Nominating & Governance Committee considered the consulting services Mr. Gottfried previously provided to us and determined that these transactions did not affect Mr. Gottfried's independence.

COMMUNICATIONS WITH DIRECTORS

Shareholders and other interested parties may communicate with any of our directors or with the independent directors as a group by writing to them in care of our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement. Relevant communications will be distributed to the appropriate directors depending on the facts and circumstances outlined in the communication. In accordance with the policy adopted by our independent directors, any communications that allege or report fiscal improprieties or complaints about internal accounting controls or other accounting or auditing matters are forwarded to the Chief Financial Officer, as appropriate. If either the Chief Financial Officer or the General Counsel believes that the communication is significant or possibly material to Perrigo, it will be immediately sent to the Chair of the Audit Committee and, after consultation with the Chair, may be sent to the other members of the Audit Committee. Communications that are not immediately sent to the Audit Committee Chair will be reported to the Audit Committee on a quarterly basis. In addition, the Lead Independent Director will be advised promptly of any communications that allege misconduct on the part of Perrigo management or that raise legal, ethical or compliance concerns about Perrigo's policies or practices. The Lead Independent Director will also receive periodic updates on any other communications that raise issues related to Perrigo's affairs, and he or she will determine which of these communications he or she would like to see. In addition, the General Counsel maintains a log of all such communications, which is available for review upon the request of any Board member.

DIRECTOR NOMINATIONS

Pursuant to our Corporate Governance Guidelines, the Nominating & Governance Committee, with the involvement of our Chief Executive Officer, is responsible for screening and recommending candidates for service as a director and considering recommendations offered by shareholders in accordance with our by-laws. The Board as a whole is responsible for approving nominees. The Nominating & Governance Committee recommends individuals as director nominees based on various criteria, including their business and professional background, integrity, understanding of our business and demonstrated ability to make independent analytical inquiries. In addition, directors should be willing and able to devote the necessary time to Board and committee duties. A director's qualifications in meeting these criteria are considered at least each time the director is re-nominated for Board membership.

The Nominating & Governance Committee, our Chairman of the Board and Chief Executive Officer, our Lead Independent Director or other Board members may identify a need to add new members to the Board to satisfy specific criteria or simply to fill a vacancy. In that case, the Committee will initiate a search for potential director nominees, seeking input from other Board members and senior management, and may hire outside advisers to assist in identifying and evaluating candidates.

One of our directors, Moshe Arkin, had the right, subject to Perrigo's Corporate Governance Guidelines, to nominate one additional independent director and, in the event of a vacancy on the Board, to nominate a second independent director to Perrigo's Board of Directors, pursuant to a Nominating Agreement, dated as of November 14, 2004 and as amended through September 10, 2005. Mr. Arkin exercised his rights by nominating Messrs. Gottfried and Zilberfarb, who were elected to the Board in February 2006 and February 2007, respectively. Directors nominated pursuant to the Nominating Agreement must resign from the Board when Mr. Arkin ceases to own at least (1) 9% of the outstanding shares of Perrigo common stock and (2) 9,000,000 shares of Perrigo common stock.

Our by-laws permit shareholders to nominate candidates for consideration at an annual meeting. The process for shareholders to submit a director candidate in accordance with our by-laws is described in this proxy statement under "Questions and Answers--How do I nominate a director?" Assuming that a properly submitted shareholder recommendation for a potential nominee is received and appropriate biographical and background information is provided, the Nominating & Governance Committee and the Board will follow the same process and apply the same criteria as they do for candidates submitted by other sources.

STOCK OWNERSHIP

Each director is required to maintain a minimum ownership of Perrigo stock equal to the total of his or her preceding three years' stock grants. If a director has served less than three years, he or she must maintain a stock ownership level equal to the restricted shares granted to him or her for service as a director. In addition, the Chief Executive Officer must own shares of Perrigo stock equal in value to two times his annual base salary, and each executive officer must own shares of Perrigo stock equal in value to one times his or her annual base salary. These individuals must attain that level of ownership within three years of appointment to his or her executive position. Our directors and executive officers are in compliance with these guidelines.

ATTENDANCE AT ANNUAL MEETING

We encourage all of our directors to attend our Annual Meeting of Shareholders. While their attendance is not required, each of our continuing directors that were serving as a director at that time attended our last annual meeting.

                         BOARD AND COMMITTEE MEMBERSHIP

Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices and plants, and by participating in meetings of the Board and its committees.

Perrigo's Board of Directors met seven times during fiscal year 2007. In addition to these meetings of the full Board, directors attended Board committee meetings. The Board of Directors has standing Audit, Compensation and Nominating & Governance Committees and has adopted a charter for each committee. Copies of the committees' charters are available on our website (http://www.perrigo.com) under For Investors--Corporate Governance and are available in print to shareholders upon written request made to our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement. During fiscal year 2007, each director attended at least 75% percent of the regularly scheduled and special meetings of the Board and Board committees on which he or she served.

AUDIT COMMITTEE

During fiscal year 2007, the Audit Committee met seven times. The committee consists solely of independent directors, including Laurie Brlas (Chair), Larry
D. Fredricks, Michael J. Jandernoa and Ben-Zion Zilberfarb.

The Audit Committee monitors our accounting and financial reporting principles and policies and our internal audit controls and procedures. It is also directly responsible for the compensation and oversight of the work of the independent auditor in the preparation and issuance of audit reports and related work, including the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Board has adopted an Audit Committee Charter that specifies the composition and responsibilities of the committee. Additional information on the committee and its activities is set forth in the Audit Committee Report.

The Board of Directors has determined that each member of the Audit Committee
(1) meets the audit committee independence requirements of the NASDAQ listing standards and the rules and regulations of the SEC and (2) is able to read and understand fundamental financial statements, as required by the NASDAQ listing standards. The Board has also determined that Laurie Brlas has the requisite attributes of an "audit committee financial expert" under the SEC's rules and that such attributes were acquired through relevant education and work experience.

COMPENSATION COMMITTEE

During fiscal year 2007, the Compensation Committee met seven times. The committee consists solely of independent directors, including Gary K. Kunkle, Jr. (Chair), Gary M. Cohen and Ran Gottfried.

The Compensation Committee reviews and recommends to the Board compensation arrangements for the Chief Executive Officer and non-employee directors. It also reviews and approves the annual compensation for executive officers, including salaries, bonuses and incentive and equity compensation, and administers Perrigo's incentive and other long-term employee compensation plans. Additional information regarding the processes and procedures of the Compensation Committee is presented in the Compensation Discussion and Analysis--Compensation Program Administration section, beginning on page 18.

NOMINATING & GOVERNANCE COMMITTEE

During fiscal year 2007, the Nominating & Governance Committee met six times and consisted solely of independent directors, including Herman Morris, Jr. (Chair), Larry D. Fredricks and Gary M. Cohen.

The Nominating & Governance Committee identifies and recommends to the Board qualified director nominees for the next annual meeting of shareholders, including consideration of shareholder nominations for election to the Board submitted in accordance with the procedures discussed above under "Questions and Answers--How do I nominate a director?" This committee also develops and recommends to the Board the Corporate Governance Guidelines applicable to Perrigo, leads the Board in its annual review of Board performance and makes recommendations to the Board with respect to the assignment of individual directors to various committees.

                              DIRECTOR COMPENSATION

ANNUAL RETAINER FEES

Directors who are Perrigo employees receive no fees for their services as directors. Non-employee directors receive a $50,000 annual cash retainer fee covering all regular and special Board meetings and the Annual Meeting of Shareholders. Each non-employee director also receives stock options having a Black-Scholes value of $40,000 on the grant date and an annual restricted stock grant having a value on the grant date of $40,000 based, in fiscal year 2007, upon the average of the high and low price of our stock on that date. The restricted stock grant is made on the date of the Annual Meeting of Shareholders pursuant to our 2003 Long-Term Incentive Plan (the "LTIP"), which the shareholders approved at the 2003 Annual Meeting of Shareholders, and is intended to directly link an element of director compensation to shareholders' interests. Each grant of restricted shares vests on the date of the next Annual Meeting of Shareholders.

The Chair of the Audit Committee receives an additional annual retainer of $10,000. The Chairs of the Compensation and Nominating & Governance Committees receive an additional annual retainer of $5,000.

ATTENDANCE FEES

Directors receive $500 for each telephonic Board or committee meeting in which they participate and $1,000 per day for activities requiring travel in furtherance of Board or Perrigo business (other than to and from director meetings). We also reimburse directors for travel expenses incurred in connection with attending Board and committee meetings.

For each in-person committee meeting of the Audit Committee attended, the Chair of the Audit Committee receives $2,000 and the other Audit Committee members receive $1,500. For each in-person meeting of the Compensation and Nominating & Governance Committees attended, the Chairs of the Compensation and Nominating & Governance Committees each receive $1,500 and the other members of the Compensation and Nominating & Governance Committees each receive $1,000.

The following table summarizes the compensation of our non-employee directors who served during fiscal year 2007.

                              DIRECTOR COMPENSATION

-------------------------------------------------------------------------------------------------------
                                          FEES EARNED OR        STOCK           OPTION
         NAME                            PAID IN CASH ($)   AWARDS ($)(3)   AWARDS ($)(3)   TOTAL ($)
---------------------------------------------------------- --------------- --------------- ------------
  Laurie Brlas                                64,500            50,365          16,937       131,802
---------------------------------------------------------- --------------- --------------- ------------
  Gary M. Cohen                               56,000            50,365          16,937       123,302
---------------------------------------------------------- --------------- --------------- ------------
  Larry Fredricks                             63,750            50,365          16,937       131,052
---------------------------------------------------------- --------------- --------------- ------------
  David T. Gibbons(1)                         12,500                --              --        12,500
---------------------------------------------------------- --------------- --------------- ------------
  Ran Gottfried                               51,500            40,585          16,937       109,022
---------------------------------------------------------- --------------- --------------- ------------
  Michael J. Jandernoa                        49,500            50,365          16,937       116,802
---------------------------------------------------------- --------------- --------------- ------------
  Gary K. Kunkle, Jr.                         57,500            50,365          16,937       124,802
---------------------------------------------------------- --------------- --------------- ------------
  Herman Morris, Jr.                          56,750            50,365          16,937       124,052
---------------------------------------------------------- --------------- --------------- ------------
  Ben-Zion Zilberfarb(2)                      19,044            12,812           8,448        40,304
---------------------------------------------------------- --------------- --------------- ------------


   (1) Mr. Gibbons served as an executive officer of Perrigo until March 31, 2007, at which time he began to receive compensation as a non-employee director.

   (2) Mr. Zilberfarb joined Perrigo's Board of Directors in February 2007.

   (3) Amounts reflect the expense recognized for financial statement purposes for the fiscal year ended June 30, 2007 in accordance with FAS 123(R) and thus may include amounts from awards granted in and prior to fiscal 2007. Stock awards include only service-based restricted stock. Stock awards granted prior to fiscal 2007 vest one-third per year over three years beginning on the anniversary of the grant. Stock awards granted in fiscal 2007 fully vest after one year. Option awards also fully vest after one year. Assumptions used in the calculation of expenses related to option awards are included in footnote J to our audited financial statements for the fiscal year ended June 30, 2007 included in our Annual Report on Form 10-K.

The total number of unvested shares of restricted stock held by each director as of June 30, 2007 was: Ms. Brlas, 5,133; Mr. Cohen, 5,133; Mr. Fredricks, 5,133; Mr. Gottfried, 3,585; Mr. Jandernoa, 5,133; Mr. Kunkle, 5,133; Mr. Morris, 5,133; and Mr. Zilberfarb, 1,685.

The total number of unvested stock options held by each director as of June 30, 2007 was: Ms. Brlas, 5,814; Mr. Cohen, 5,814; Mr. Fredricks, 5,814; Mr. Gottfried, 5,814; Mr. Jandernoa, 5,814; Mr. Kunkle, 5,814; Mr. Morris, 5,814; and Mr. Zilberfarb, 4,364. The total number of vested stock options held by each director as of June 30, 2007 was: Ms. Brlas, 5,000; Mr. Cohen, 5,000; Mr. Fredricks, 0; Mr. Gottfried, 0; Mr. Jandernoa, 18,281; Mr. Kunkle, 5,000; Mr. Morris, 23,281; and Mr. Zilberfarb, 0.

The FAS 123(R) grant date fair value of the 2,385 restricted shares granted to each non-employee director, other than Mr. Zilberfarb, in fiscal 2007 was $40,440 based on a grant price of $16.91, our closing common stock price on November 10, 2006. The FAS 123(R)grant date fair value of the 1,685 restricted shares granted to Mr. Zilberfarb in fiscal 2007 was $29,285 based on a grant price of $17.38, our closing common stock price on February 26, 2007. The number of restricted shares granted to Mr. Zilberfarb in fiscal 2007 was less than the number granted to other directors due to the timing of his joining the Board.

The FAS 123(R) grant date fair value of the 5,814 stock options granted to each non-employee director, other than Mr. Zilberfarb, in fiscal 2007 was $26,626. The FAS 123(R) grant date fair value of the 4,364 stock options granted to Mr. Zilberfarb in fiscal 2007 was $17,509. The number of stock options granted to Mr. Zilberfarb in fiscal 2007 was less than the number granted to other directors due to the timing of his joining the board.

                              CERTAIN TRANSACTIONS

Our Code of Conduct provides that our directors, officers and employees must avoid engaging in any type of activity, such as related-party transactions, that might create an actual or perceived conflict of interest. These individuals are required to raise for consideration any proposed or actual transaction that they believe may create a conflict of interest.

On an annual basis, each director and executive officer completes a Directors' and Officers' Questionnaire that requires disclosure of any transactions with Perrigo in which he or she, or any member of his or her immediate family, has a direct or indirect material interest. In accordance with our Nominating & Governance Committee charter, the Nominating & Governance Committee conducts an annual review of the information provided in these questionnaires. In addition, if a transaction that may create a conflict of interest arises during the year, it is the practice of the Nominating & Governance Committee to review that transaction at its first meeting after the transaction arises.

In considering transactions that may create a conflict of interest, the Nominating & Governance Committee considers the terms of the transaction and the principles set forth in our Code of Conduct. The Nominating & Governance Committee also reviews all other relevant factors, including our company's rationale for entering into a related-party transaction, alternatives to the transaction, whether the transaction is on terms at least as fair to our company as would be the case were the transaction entered into with a third party, and the potential for an actual or apparent conflict of interest.

LEASE AGREEMENT

Through our subsidiary, Perrigo Israel Pharmaceuticals Ltd. (formerly Agis Industries (1983) Ltd.), we lease approximately 60,000 square feet of office space in Bnei-Brak, Israel from Arkin Real Estate Holdings (1961) Ltd., a corporation that is wholly owned by Moshe Arkin, who is a director and the Vice Chairman of Perrigo. The lease pre-dates Perrigo's acquisition of Agis. Perrigo Israel exercised an option to extend the lease term until December 31, 2011. The annual rent under the lease is approximately $580,000, but may be adjusted after January 1, 2008 based on then-current market rates. We believe the rent and other terms of this lease are no less favorable to us than terms we could have obtained from an unrelated third party for similar property.

NOMINATING AGREEMENT

In connection with Perrigo's acquisition of Agis, Perrigo entered into a Nominating Agreement with Moshe Arkin on November 14, 2004 that was amended on July 12, 2005 and September 10, 2005. Pursuant to the amended Nominating Agreement, and subject to Perrigo's Corporate Governance Guidelines, Perrigo agreed to name Mr. Arkin to Perrigo's Board of Directors and to give him the right after the closing of the Agis acquisition to nominate an additional independent director and, in the event of a vacancy on the Perrigo Board, to nominate a second independent director to the Board.

Each independent director nominated pursuant to the Nominating Agreement will serve on the Board for the remainder of the term of the class of directors to which he or she was nominated and will be nominated for election by shareholders to serve for one additional full term of such class, subject to Perrigo's Corporate Governance Guidelines, and will also serve on at least one committee of the Perrigo Board in accordance with and subject to his or her respective qualifications. Perrigo has agreed that one independent director nominated pursuant to the Nominating Agreement will be invited to serve on the Audit Committee and one independent director nominated pursuant to the Nominating Agreement will be invited to serve on the Compensation Committee, in each case subject to respective qualifications and Perrigo's Corporate Governance Guidelines.

The right of the independent directors that Mr. Arkin nominated to serve on the Board will terminate when Mr. Arkin ceases to own at least (1) 9% of the outstanding shares of Perrigo common stock and (2) 9,000,000 shares of Perrigo common stock. Mr. Arkin's right to serve on the Board will terminate when he ceases to own at least 5,000,000 shares of Perrigo common stock.

Mr. Arkin exercised his rights under the Nominating Agreement by nominating Mr. Gottfried and Mr. Zilberfarb, who were elected to the Board in February 2006 and February 2007, respectively.

                        OWNERSHIP OF PERRIGO COMMON STOCK

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table shows how much Perrigo common stock the directors, nominees, named executive officers, and all directors, nominees and executive officers as a group beneficially owned as of September 7, 2007, the record date. The percent of class owned is based on 93,666,461 shares of Perrigo common stock outstanding as of that date. The named executive officers are the individuals listed in the Summary Compensation Table.

Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a shareholder can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the shareholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

--------------------------------------------------------------------------------------------------
                                                        OPTIONS
                                   SHARES OF          EXERCISABLE
                                 COMMON STOCK      WITHIN 60 DAYS OF                   PERCENT
                              BENEFICIALLY OWNED      RECORD DATE         TOTAL        OF CLASS
---------------------------- -------------------- ------------------- ----------------------------
  DIRECTORS AND NOMINEES
---------------------------- -------------------- ------------------- ----------------------------
     Moshe Arkin(1)               10,028,546              25,000       10,053,546       10.7%
---------------------------- -------------------- ------------------- ----------------------------
     Laurie Brlas                     10,757              10,814           21,571         *
---------------------------- -------------------- ------------------- ----------------------------
     Gary M. Cohen                    11,186              10,814           22,000         *
---------------------------- -------------------- ------------------- ----------------------------
     Larry D. Fredricks               15,594               5,814           21,408         *
---------------------------- -------------------- ------------------- ----------------------------
     David T. Gibbons(2)             216,787             753,612          970,399        1.0%
---------------------------- -------------------- ------------------- ----------------------------
     Ran Gottfried                     4,185               5,814            9,999         *
---------------------------- -------------------- ------------------- ----------------------------
     Michael J.
       Jandernoa(3)                4,895,223              24,095        4,919,318        5.3%
---------------------------- -------------------- ------------------- ----------------------------
     Gary K. Kunkle, Jr.              15,230              10,814           26,044         *
---------------------------- -------------------- ------------------- ----------------------------
     Herman Morris, Jr.(4)            22,092              29,095           51,187         *
---------------------------- -------------------- ------------------- ----------------------------
     Joseph C. Papa                  125,275              17,043          142,318         *
---------------------------- -------------------- ------------------- ----------------------------
     Ben-Zion Zilberfarb               1,685               4,364            6,049         *
---------------------------- -------------------- ------------------- ----------------------------
  NAMED EXECUTIVE OFFICERS
  OTHER THAN DIRECTORS
---------------------------- -------------------- ------------------- ----------------------------
     Judy L. Brown                    10,454              18,364           28,818         *
---------------------------- -------------------- ------------------- ----------------------------
     John T. Hendrickson(5)           49,609             152,621          202,230         *
---------------------------- -------------------- ------------------- ----------------------------
     Refael Lebel                     33,981              20,000           53,981         *
---------------------------- -------------------- ------------------- ----------------------------
  DIRECTORS AND EXECUTIVE
  OFFICERS AS A GROUP (21
  PERSONS) (6)                    15,520,078           1,472,375       16,992,453       17.9%
---------------------------- -------------------- ------------------- ----------------------------


     * Less than 1%.

   (1) All shares owned of record by Nichsei Arkin Ltd., which Mr. Arkin controls. Mr. Arkin is also a named executive officer. Mr. Arkin's address is c/o Perrigo Company, Attn: General Counsel, 515 Eastern Ave., Allegan, MI 49010.

   (2) Mr. Gibbons served as President and CEO until October 9, 2006 and as Executive Chairman until March 31, 2007 when he retired as an executive officer of Perrigo. He continues to serve as Chairman of the Board.

   (3) Shares owned consist of 4,796,227 shares owned by the Michael J. Jandernoa Trust, of which Mr. Jandernoa is trustee; 93,419 shares owned by the Susan M. Jandernoa Trust, of which Mrs. Jandernoa is trustee; and 5,577 shares owned directly by Mr. Jandernoa. The shares owned by the Michael J. Jandernoa Trust include 770,000 shares that have been pledged pursuant to a variable prepaid forward contract. The Michael J. Jandernoa Trust retains voting power over the pledged shares. Mr. Jandernoa's address is c/o Perrigo Company, Attn: General Counsel, 515 Eastern Ave., Allegan, MI 49010.

   (4) Shares owned include 3,000 shares owned as custodian for Mr. Morris' minor children.

   (5) Shares owned include 40,542 shares owned by the Mary Hendrickson Trust, of which JPMorgan Chase is trustee.

   (6) See footnotes 1 through 6. Includes directors and executive officers as of September 7, 2007, the record date.

OTHER PRINCIPAL SHAREHOLDERS

This table shows all shareholders other than directors, nominees and named executive officers that we know to be beneficial owners of more than 5% of Perrigo common stock. The percent of class owned is based on 93,666,461 shares of Perrigo common stock outstanding as of September 7, 2007.

-------------------------------------------------------------------------------------
              NAME AND ADDRESS                SHARES OF COMMON STOCK      PERCENT
             OF BENEFICIAL OWNER                BENEFICIALLY OWNED        OF CLASS
-------------------------------------------------------------------------------------
  Royce & Associates, LLC(1)
     1414 Avenue of the Americas
     New York, NY 10019                              9,711,278             10.4%
-------------------------------------------------------------------------------------
  Wellington Management Company, LLP(2)
     75 State Street Boston, MA 02109                9,385,374             10.0%
-------------------------------------------------------------------------------------
  Mac-Per-Wolf Company(3)
     311 S. Wacker Dr., Ste. 6000
     Chicago, IL 60606                               4,597,370              4.9%
-------------------------------------------------------------------------------------


   (1) Royce & Associates, LLC, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has sole voting and investment power with respect to all of the shares. This information is based on a Schedule 13G/A filed with the SEC on January 24, 2007.

   (2) Wellington Management Company, LLP, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, does not have sole voting or investment power with respect to any of these shares, has shared voting power as to 3,128,054 shares and shared investment power as to 9,338,874 shares. This information is based on a Schedule 13G/A filed with the SEC on June 11, 2007. Of the listed shares, Vanguard Specialized Funds--Vanguard Health Care Fund (100 Vanguard Boulevard, Malvern, PA 19355) beneficially owns 5,322,320 shares (5.7% based on shares outstanding as of September 7, 2007), as reported in a Schedule 13G/A filed with the SEC on February 13, 2007, and has sole voting and no investment power as to these shares.

   (3) Includes 4,509,787 shares (4.8% based on shares outstanding as of September 7, 2007) held by Perkins, Wolf, McDonnell and Company, LLC ("PWMC"), a wholly owned subsidiary of Mac-Per-Wolf Company and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Mac-Per-Wolf Company has sole voting and investment power as to 87,583 shares and shared voting and investment power as to the shares held by PWMC. Janus Capital Management LLC, which is a minority owner of PWMC, also reports beneficial ownership, as a result of shared voting and investment power, of the 4,509,787 shares held by PWMC. This information is based on Schedule 13G filings made with the SEC by Mac-Per-Wolf Company on February 16, 2007 and by Janus Capital Management LLC (151 Detroit Street, Denver, CO 80206) on January 31, 2007.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Perrigo's executive officers, directors and 10% shareholders file reports of ownership and changes of ownership of Perrigo common stock with the SEC. Based on a review of copies of these reports provided to us and written representations from executive officers and directors, we believe that all filing requirements were met during fiscal year 2007, except that Mr. Gibbons filed a Form 4 in May 2007 reporting the surrender of shares to pay withholding taxes upon the vesting of shares of restricted stock in a single transaction in March 2007, Mr. Kingma filed a Form 4 in May 2007 reporting 14 acquisitions that occurred between December 2003 and March 2007 pursuant to a broker sponsored dividend reinvestment plan, and Mr. Kunkle filed a Form 4 in August 2007 reporting a single acquisition that occurred in October 2003.

                             EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section summarizes the compensation program for our Chief Executive Officer, Chief Financial Officer and the other three most highly compensated executive officers who were serving at the end of the last fiscal year, as well as for our former Chief Executive Officer (collectively referred to as the "named executive officers").(1) This discussion and analysis of our executive compensation program describes our objectives, each pay element, and how each element fits within the total compensation program. You should review this section with the tabular disclosures that begin with the Summary Compensation Table on page 29.

COMPENSATION PROGRAM ADMINISTRATION

The Compensation Committee of the Board of Directors (the "Committee"), which is composed entirely of independent directors, oversees our executive compensation program. The Committee reviews and approves annually the compensation elements for all executive officers, including the named executive officers. The Committee submits its decisions regarding compensation for the CEO to the independent directors of the Board for approval. For other executive officers, the CEO makes recommendations regarding their compensation to the Committee for the Committee's approval. Management is responsible for implementing the executive compensation program as approved by the Committee and the Board.

The Committee has engaged Towers Perrin as its independent consultant to assist it in considering and analyzing market practices and trends as well as management's compensation recommendations. Mercer Human Resource Consulting ("Mercer") assists management in gathering and analyzing market pay practices and preparing management's recommendation. In addition, management and the Committee periodically access compensation survey data published by ORC Worldwide, Towers Perrin and Watson Wyatt.


----------
     (1) Due to our transition in leadership, Joseph C. Papa became President and CEO on October 9, 2006. Because David T. Gibbons served as President and CEO until that date and as Executive Chairman until March 31, 2007, he is included as a named executive officer.

Additional information about the Committee's role and processes is presented in the "Board and Committee Membership--Compensation Committee" section, on page 12.

OBJECTIVES OF COMPENSATION PROGRAM

The fundamental objective of our executive compensation program is to maximize long-term returns to our shareholders. We believe this objective is best served through a program designed to:

          - attract and retain highly qualified executives,

          - ensure a strong linkage between Perrigo and individual performance and compensation (pay for performance),

          - provide a pay package that is competitive with comparably sized companies, and

          - ensure officers and non-employee directors continually maintain a minimum level of stock ownership.

TARGET PAY PHILOSOPHY

Our philosophy is to target compensation, on average, at market median levels, with a significant portion of the compensation package tied to performance. We consider market levels for positions with comparable responsibilities when we set an individual executive's salary and target incentive opportunity. In addition, we consider an individual's competencies, experience and performance, as well as the aggregate cost to Perrigo. Salary adjustments and incentive awards are based on company and division financial performance and operational execution (such as quality and customer service). We set other benefits and perquisites, which are limited in number, for the executive team based on our desire to minimize the number of unique benefits for executives, consideration of market practices, recruiting needs and statutory requirements. Actual compensation will vary from targeted levels based on company, division and individual performance.

We review data regarding compensation practices, including the total compensation levels, of comparably sized consumer packaging and pharmaceutical companies. We obtain this data from the Committee's consultant as well as from published surveys. As our business mix has shifted to include more pharmaceutical products, we have increasingly focused on compensation data relating to comparably sized pharmaceutical companies. Management also receives data annually from its consultant, Mercer, regarding market base salary and annual and long-term incentive target levels for each officer position. While we do not use a specific peer group to formally benchmark pay and performance, we do consider all of the foregoing compensation data in determining our targeted levels of compensation. In addition, management may periodically request its consultant to assist in other compensation areas, such as reviewing the design of our compensation programs or presenting market compensation trends.

TALLY SHEETS

To assist it in making compensation decisions, the Committee annually reviews compensation tally sheets prepared by management and reviewed by the Committee's compensation consultant. These tally sheets present comprehensive data on the total compensation and benefits package for each of our executive officers. They include all obligations for present and projected future compensation as well as analyses for hypothetical terminations and retirements so that the Committee can consider Perrigo's obligations under such circumstances. The tally sheets reviewed by the Committee contained data that was substantially similar to the data contained in the tables presented below.

ELEMENTS OF COMPENSATION

We believe our objectives for the executive compensation program are collectively best achieved through a compensation package comprised of the following elements:

          - base salary,

          - performance-based compensation (which represents over 50% of the executive officers' targeted annual compensation) that includes:

            - annual cash incentive award opportunities, and

            - stock-based compensation (long-term incentive award opportunities), and

          - benefits.

To further these objectives, we also make limited use of perquisites and employment agreements.

A description of the primary role of each compensation element is highlighted below, followed by a discussion of the individual elements of compensation for the named executive officers, including the CEO, during fiscal year 2007.

Base Salaries

Base salaries are a fixed pay element provided to recognize and reward an individual's position, competencies, experience and performance. Executives are eligible for annual salary increases based on an evaluation of individual performance and the level of pay versus the market median for comparable positions at other companies. Executives are also eligible for salary adjustments for promotions or changes in job responsibilities.

Annual Incentive Award Opportunities and Bonuses

The Management Incentive Bonus Plan (the "MIB Plan") is intended to motivate participants and reward them for achieving annual financial goals that support our objective of increasing long-term shareholder value. Participants in the Plan include the executive officer, other management level personnel and other selected individuals. Substantially all other employees participate in another annual incentive plan.

Near the beginning of each fiscal year, the Committee reviews and approves the performance target goals and payout schedules for the Plan. The intent is to reward for performance results that meet or exceed our performance goals, excluding extraordinary items and events. A range of goals and corresponding potential award opportunities is set around the target. These goals and individual bonus targets are communicated to participants near the beginning of each fiscal year. Following the end of the fiscal year, the Committee reviews Perrigo's actual results against the performance target goals to determine whether any Management Incentive Bonus will be paid. Awards are paid in cash.

Reflecting our commitment to pay-for-performance, actual incentive payouts vary from target levels based on Perrigo, division and individual performance. For all Corporate participants in the MIB Plan, including the named executive officers, the Management Incentive Bonus and any discretionary bonus payouts have together averaged about 98% of target (ranging from 0% to 189% of target) over the prior five years (fiscal years 2003 to 2007). The expectation is that, over long periods of time, incentive payouts will average around the target level.

For fiscal 2007, the Committee set the MIB Plan targets using financial performance goals based on Return on Assets (ROA), which measures our ability to efficiently deploy assets to generate income. ROA performance is evaluated at corporate and business unit/division levels. In fiscal 2007, Perrigo ROA was the performance measurement for the named executive officers, with one exception. In fiscal 2007, awards could range from 0% to about 260% of target award opportunities based on a matrix approved by the Committee that established award levels corresponding to various levels of actual ROA performance as a percentage of the ROA goals. In addition, the Compensation Committee had the discretion to adjust up to 50% of the award opportunity for participants, other than the CEO, based on individual performance. In assessing individual performance in fiscal 2007, the Compensation Committee focused on the personal efforts of the participants to help the company meets its ROA and other financial goals. The CEO provided substantial input to the Committee regarding the personal performance of MIB Plan participants in this respect.

The fiscal 2007 target annual incentive award opportunities, as a percentage of base salary, were 100% for the CEO and the former CEO and ranged from 62% to 69% for the other named executive officers depending on the officer's position. The CEO's employment agreement provided that he was to receive a minimum payout in 2007 of 100% of his target bonus prorated from his date of hire on October 9, 2006. The range of award opportunities is presented in the Grants of Plan-Based Awards for Fiscal Year 2007 table on page 32.

Actual 2007 ROA performance was 87% of the Corporate goal under the Plan. Based on the payout matrix for the MIB Plan 2007 awards, and taking into account adjustments by the Compensation Committee for individual performance, the Plan bonus payouts were 33% of the Corporate bonus target. The corresponding Plan bonus for the EVP and General Manager--Perrigo Israel was 91% of the Pharmaceutical Plan bonus based on Pharmaceutical ROA performance of 109% of the Pharmaceutical Plan goal. These bonuses are listed under "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table.

Following the end of fiscal 2007, the Committee reviewed these payouts and determined that the MIB Plan payout matrix resulted in:

          - incentive compensation for fiscal 2007 that did not appropriately reflect Perrigo's improvement in net income and shareholder return in fiscal 2007, and

          - fiscal 2007 total compensation packages that would not meet the objectives of Perrigo's compensation program with respect to retention and competitiveness of pay package.

In order to address these concerns, the Compensation Committee determined that each participant in the MIB Plan, other than those in the Pharmaceutical Plan and the CEO who had a contractually determined bonus for fiscal 2007, should receive an additional discretionary cash bonus for fiscal 2007. For the named executive officers, the total of the prescribed MIB Plan payout and the discretionary bonus ranged between 75% and 91% of the participant's target award under the Plan. The discretionary bonuses, as well as the amount by which Mr. Papa's guaranteed minimum bonus exceeded his MIB Plan payout, are listed under "Bonus" in the Summary Compensation Table.

Stock-Based Compensation

Long-term stock-based compensation, which is awarded under the LTIP, is intended to motivate and reward executives for creating shareholder value as reflected in the market price of Perrigo's common stock. Awards under the shareholder-approved LTIP may be in the form of stock options, stock appreciation rights or stock awards, including restricted shares, performance shares, restricted stock units, performance units and other stock unit awards. Long-term incentive opportunities are provided solely through stock-based awards to the executive officers, management and other key employees. In fiscal 2007, about 250 employees received stock-based compensation.

As a variable component of compensation, the amount realized from stock-based compensation will vary based on the market price of Perrigo's common stock. In addition, for performance-based restricted stock, shares are only earned if specified financial goals are achieved.

The Committee sets stock-based grant levels based on consideration of an executive's position and performance, market median practices and the aggregate cost impact. Executive grants are subject to the approval of the Committee and, in the case of the CEO, the independent directors of the Board.

Effective in fiscal 2007, we moved from granting solely stock options to a mix of three types of stock-based awards--stock options, service-based restricted stock and performance-based restricted stock units. The move to use several award types was driven by a desire to stay aligned with market practice. In developing the fiscal 2007 grant mix, we considered several alternative award types, reviewed market practices and considered the cost impact to Perrigo of the alternative award types. Consistent with our long-standing emphasis on performance-based compensation, the majority of the award opportunity is provided through performance-based awards in the form of stock options and performance-based restricted stock units. A portion of the long-term incentive opportunity was granted in service-based restricted stock in order to facilitate retention. A description of each award type and the weighting of the total award opportunity (percent of the total targeted expected value) are presented below.

          - Stock options (50% weighting)

            - Vest 20% per year beginning one year after grant (fully vest after five years)

            - 10-year term, after which the options expire

            - Exercise price equals the average of the high and low prices of
              Perrigo's common stock on the grant date

            - The ultimate value of the stock options that will be realized, if any, is not determinable until they are exercised

          - Service-based restricted stock (30% weighting)

            - Vest 100% three years after grant

            - Dividends are paid in cash during the restriction period

          - Performance-based restricted stock units (20% weighting)

            - Vesting dependent on performance over a three-year period (fiscal
              2007 to 2009)

            - Shares can be earned based on three-year average net income growth
              (average of three discrete one-year net income goals, which are set based on the annual financial plan). The target goals are set at challenging levels requiring execution of our financial plan. Fiscal 2007 was the first year for these awards so historical payout information is not available.

            - Earned awards, if any, can range from 0% to 200% of the target number of shares

The accounting cost of the stock-based awards is determined at the date of grant and accrued over the vesting service period. The ultimate expense for performance-based restricted stock is based on the number of the shares earned.

Stock options and performance-based restricted stock are designed to be deductible by Perrigo for federal income tax purposes under Section 162(m) of the Internal Revenue Code (the "Code"). Accordingly, when executives exercise stock options or vest in performance-based restricted stock, they are taxed at ordinary income rates (subject to withholding), and Perrigo receives a corresponding tax deduction. Service-based restricted stock awards may not be tax deductible by Perrigo for federal income tax purposes under Section 162(m).

The grant date fair value, as calculated under the applicable accounting standard (FAS 123R), for the fiscal 2007 stock-based grants is presented in the Grants of Plan-Based Awards for Fiscal Year 2007 table on page 32.

Annual Grant Timing

While the independent directors approve all stock-based awards for the CEO, the Committee approves all stock-based awards for the other named executive officers, as well as the maximum potential total grants for other employee levels, during its regularly scheduled August meeting. All regular annual stock-based awards are granted on, and priced at the average stock price on, the fifth trading day after the day on which Perrigo publicly releases its year-end earnings for the fiscal year. Stock-based awards may be granted during the year to new hires or to existing employees under special circumstances (promotions, retention or performance) with the approval of the CEO and CFO.

Executive Stock Ownership Guidelines

In order to ensure ongoing alignment with our shareholders, the executive officers are subject to minimum stock ownership guidelines. The ownership guidelines, presented below, are specified as a multiple of base salary and must be achieved within three years of the date the individual becomes an executive officer.

          - CEO: two times salary

          - Other executive officers: one times salary

Stock ownership includes (i) shares purchased on the open market, (ii) shares owned jointly with a spouse and/or children, (iii) shares acquired pursuant to the exercise of stock options or vesting of restricted stock, (iv) shares held through the Perrigo Company Profit-Sharing and Investment Plan, and (v) unvested restricted shares or restricted share units that have not been forfeited.

BENEFITS AND PERQUISITES

Retirement Benefits

We offer retirement benefit plans to provide financial security and to facilitate employees' saving for their retirement. We make annual contributions under our Profit Sharing Plan for employees with at least one year of service, including the executive officers. We also make matching contributions up to the limits as defined in the applicable regulations under our 401(k) Plan to certain of our employees, including the executive officers.

We maintain a non-qualified deferred compensation plan that allows executives to voluntarily elect to defer base salary and earned annual incentive awards. No Perrigo contributions or special crediting are provided.

Executive Perquisites

We provide a limited number of perquisites to our executive officers. For our U.S. executive officers, benefits and perquisites may include limited spousal travel, supplemental long-term disability insurance premiums, executive physical exams and financial counseling/tax advice. For our executive officers in Israel, we provide certain additional benefits and perquisites to match common practices in Israel and to comply with statutory requirements, including a car allowance, education fund, manager's insurance and severance benefits.

Employment Agreements (Severance Benefits)

Typically we do not enter into employment agreements with our executives. However, in order to recruit our CEO during fiscal 2007 and consummate the acquisition of Agis in fiscal 2005, we entered into employment agreements with the CEO and our two Israeli named executive officers. The agreements specify certain minimum pay levels, stock-based grants and severance benefits. If these officers are involuntarily terminated by Perrigo without cause or for good reason (as defined in the agreements), they receive cash severance benefits, benefit continuation and continued vesting of certain stock-based awards. The circumstances under which severance benefits are triggered and the resulting payouts were set to recruit these officers and were generally consistent with market practices. There are no enhancements for a termination of employment following a change of control.

The key payment terms in the CEO's agreement are summarized below. The other two current agreements are discussed following the Summary Compensation Table beginning on page 29.

Post-employment payments under employment agreements are presented in the section entitled "Potential Payments Upon Termination or Change in Control" beginning on page 35.

We do not have a formal severance, automatic vesting, benefit continuation or change of control plan for the other named executive officers.

COMPENSATION FOR THE CEO

In order to recruit Mr. Papa to Perrigo, the Board of Directors felt it appropriate for us to enter into an employment agreement specifying certain compensation levels. This agreement became effective on October 9, 2006 (the "Effective Date").

The annual compensation package was determined based on consideration of market practices and the executive's experience. In order to compensate Mr. Papa for lost equity and other pay opportunities at his former employer, Mr. Papa received equity grants upon his hire. Consistent with our emphasis on performance-based pay, the majority of Mr. Papa's compensation is stock-based with the ultimate value realized based on Perrigo's stock price performance. Key pay elements of the employment agreement are detailed below.

          - Initial base salary of $700,000 per year, subject to an annual review.

          - MIB Plan target opportunity of at least 100% of his annual salary. In fiscal 2007, Mr. Papa's guaranteed minimum bonus payment was 100% of his pro-rated target bonus for the year.

          - Stock-based long term incentive compensation granted on October 9, 2006:

            - stock option grant of 85,212 shares, which represents a grant date
              Black-Scholes value of $605,000;

            - service-based restricted stock grant of 125,275 shares, with a value of $2,166,000 based on the grant date closing stock price, which vests 50% on October 1, 2007 and 50% on October 1, 2008; and

            - performance-based restricted stock units grant of 17,872 units, which was determined by dividing $309,000 by the grant date closing stock price.

          - Fiscal 2008 stock-based compensation with a value equal to 100% of Mr. Papa's base salary plus targeted annual incentive award opportunity.

          - Participation in Perrigo's other employee benefit plans.

Additional key elements of Mr. Papa's employment agreement are detailed below.

          - Mr. Papa was elected to the Board of Directors on November 10, 2006 pursuant to a provision in this agreement.

          - The initial term of this agreement commenced on the Effective Date and expires on the second anniversary of the Effective Date. Thereafter, the term is automatically extended for additional 12-month periods unless either Perrigo or Mr. Papa provides written notice of non-renewal to the other party at least 120 days before the last day of the then-current term.

          - Mr. Papa agrees that he will not, at any time during or after his employment with Perrigo, disclose any confidential information that he obtained during his employment. In addition, he agrees that for a period of two years following the date of the termination of his employment for any reason he will not compete (as defined in the agreement) with us. Furthermore, for a period of one year following the date of the termination of his employment for any reason Mr. Papa agrees not to solicit for employment anyone who was an employee of Perrigo or its affiliates during the term of the agreement.

Further details regarding potential payments under this agreement upon a termination of employment are presented in the section entitled "Potential Payments Upon Termination or Change in Control" beginning on page 35.

COMPENSATION FOR THE FORMER CEO

While Joseph C. Papa became President and CEO on October 9, 2006, David T. Gibbons served as President and CEO until that date and as Executive Chairman until March 31, 2007, when he retired as an executive officer of Perrigo. Mr. Gibbons was compensated according to the terms of an Employment Agreement entered prior to the time of his employment in May 2000 and as amended through May 15, 2007 (collectively the "Employment Agreement"). Key pay elements of Mr. Gibbons' employment are detailed below.

          - Base annual salary for fiscal 2007 was $780,000.

          - Management Incentive Bonus plan target opportunity of at least 100% of his annual salary. In fiscal 2007, Mr. Gibbons' prorated management incentive and discretionary bonus was $435,938.

          - Stock-based long term incentive compensation granted on August 16, 2006:

            - stock option grant of 116,942 shares, which represented a grant date Black-Scholes value of $780,000; and

            - service-based restricted stock grant of 30,194 shares and performance-based restricted stock units grant of 20,129 units with an aggregate value on the date of grant of $780,000 based on the grant date closing stock price.

          - All of Mr. Gibbons' unvested previously granted stock options and service-based restricted stock became fully vested on March 31, 2007 as he remained employed with Perrigo through the agreement term.

Further details regarding payments under this Employment Agreement upon Mr. Gibbons' termination of employment are presented in the section entitled "Potential Payments Upon Termination or Change in Control" beginning on page 35.

CHANGES FOR FISCAL 2008

Annual Incentive Award Opportunities

In June 2007, the Committee approved changes to the MIB Plan for fiscal 2008. The changes were made to better align the Plan to our fiscal 2008 business objectives by more specifically linking the Plan with the most critical financial measures that help us drive bottom line profitability, ensure working capital is used efficiently and achieve operational goals. The fiscal 2008 performance measures will be the following:

          - net income at the corporate level, and

          - operating income, working capital turnover and operational goals at the business unit/division level.

To ensure that awards reflect an executive's performance and contribution to our results, awards may be adjusted by individual performance against specified, individual goals. The maximum incentive award opportunity will equal 200% of the target award, which we believe is consistent with market practices.

Stock-Based Compensation

In June 2007, the Committee also approved changes for fiscal 2008 to the LTIP to better align that Plan to our long-term business objectives and the new design of the MIB Plan. Specifically, the performance measure for performance-based restricted stock units will be return on invested capital (ROIC). ROIC measures our ability to generate profits from the effective use of all capital invested in the business.

The mix of the award types was changed to place more weight on performance-based restricted stock units (decreasing the weight on options). This will provide a more balanced mix among the three award types while maintaining the emphasis on performance-based awards. The fiscal 2008 award mix is presented below.

          - Stock options (40% weighting)

          - Service-based restricted stock units (30% weighting)

          - Performance-based restricted stock units (30% weighting)

At middle management levels, the fiscal 2008 award opportunity was solely in service-based restricted stock units. We believe this ensures the award has the strongest retention value for the cost to Perrigo since service-based restricted stock is generally assigned the greatest value by recipients.

Restoration of Profit-Sharing and Investment Plan Contributions

On June 14, 2007, following the Committee's recommendation, the Board of Directors authorized an amendment to Perrigo's Non-Qualified Deferred Compensation Plan to provide annual profit-sharing contributions and matching contributions that cannot be provided under Perrigo's Profit-Sharing and Investment Plan (the "Tax-Qualified Plan") because of the limitations of Sections 415 and 401(a)(17) of the Code. Code Section 415 limits the total annual additions to a participant's account under the Tax Qualified Plan to a specified dollar amount, currently $45,000 ($50,000 for certain participants who are at least age 50). Code Section 401(a)(17) limits total compensation that can be considered under the Tax Qualified Plan. Currently, this limit is $225,000. Due to these limits, certain Perrigo employees did not receive profit sharing contributions and matching contributions on their full compensation. The amendment will provide affected employees, including the named executive officers, with the profit sharing contributions and matching contributions they would have been eligible for under the Tax-

Qualified Plan in 2007 but for the limitations under the Code. Any such contributions restored pursuant to this amendment will not be determined until February 2008.

Fair Market Value of Stock Options

On February 8, 2007, Perrigo's LTIP was amended to provide that fair market value will be determined based on the last reported sale price of Perrigo's stock. Prior to this change, we awarded stock options under the LTIP with an exercise price equal to the average price of Perrigo's stock on the day of the grant.

OTHER POLICIES

Deductibility of Compensation

Code Section 162(m) limits the deductibility by Perrigo of compensation in excess of $1 million paid to each of the CEO and the next four most highly paid officers. Certain "performance based compensation" is not included in compensation counted for purposes of the limit. The Committee attempts to establish and maintain a compensation program that will optimize the deductibility of compensation. The Committee, however, reserves the right to use its judgment to authorize compensation that may not be fully deductible where merited by the need to respond to changing business conditions or an executive officer's individual performance.

                 SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2007

The table summarizes the compensation of Joseph C. Papa, our President and CEO, Judy L. Brown, our Chief Financial Officer, the three next most highly compensated executive officers of Perrigo serving at the end of fiscal year 2007 and David T. Gibbons, who retired as our President and CEO on October 9, 2006 and as our Executive Chairman on March 31, 2007. These individuals are sometimes referred to as the named executive officers.

-----------------------------------------------------------------------------------------------------------------------
                                                                                    NON-EQUITY
                       FIS-                                                          INCENTIVE      ALL OTHER
       NAME AND         CAL                              STOCK         OPTION      PLAN COMPEN-      COMPEN-     TOTA-
  PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)   AWARDS($)(3)   AWARDS($)(3)   SATION($)(4)   SATION($)(5)    L($)
---------------------------- ----------- ---------- -------------- -------------- -------------- ----------------------
  Joseph C. Papa,       20-    509,295     341,228     1,223,653        155,239       168,067         20,466     2,417-
     President, Chief    07                                                                                        ,948
     Executive
     Officer(1)
---------------------------- ----------- ---------- -------------- -------------- -------------- ----------------------
  David T. Gibbons,     20-    581,250     244,126       918,456      1,034,178       191,812         29,498     2,999-
     Former              07                                                                                        ,320
     President, Chief
     Executive
     Officer(2)
---------------------------- ----------- ---------- -------------- -------------- -------------- ----------------------
  Judy L. Brown,        20-    295,000      84,000       109,363         93,348        66,000         28,827     676,5-
     Executive Vice      07                                                                                          38
     President, Chief
     Financial
     Officer
---------------------------- ----------- ---------- -------------- -------------- -------------- ----------------------
  Moshe Arkin, Vice     20-    416,000     122,805        48,536        125,649        96,195        129,824     939,0-
     Chairman Global     07                                                                                          09
     Generics & API
---------------------------- ----------- ---------- -------------- -------------- -------------- ----------------------
  John T.               20-    378,325      82,823       233,549        224,511        78,177         24,433     1,021-
     Hendrickson,        07                                                                                        ,818
     Executive Vice
     President--Glo-
     bal Operations
     and Supply Chain
---------------------------- ----------- ---------- -------------- -------------- -------------- ----------------------
  Refael Lebel,         20-    337,833          --       165,793        100,519       193,000        100,837     897,9-
     Executive Vice      07                                                                                          82
     President,
     General
     Manager--Perrigo
     Israel
---------------------------- ----------- ---------- -------------- -------------- -------------- ----------------------


   (1) Mr. Papa joined Perrigo on October 9, 2006.

   (2) Effective March 31, 2007, Mr. Gibbons ceased to be an executive officer when he retired from his position as Executive Chairman. Mr. Gibbons has continued his role as non-executive Chairman of the Board on Perrigo's Board of Directors.

   (3) Amounts reflect the expense recognized for financial statement reporting purposes for the fiscal year ended June 30, 2007 in accordance with FAS 123(R) and thus may include amounts from awards granted in and prior to fiscal 2007. Stock awards include both restricted stock and performance-based restricted stock units. Assumptions used in the calculation of expense related to option awards are included in footnote J of the audited financial statements for the fiscal year ended June 30, 2007 included in our Annual Report on Form 10-K filed with the SEC on August 23, 2007. See the "Grants of Plan-Based Awards for Fiscal Year 2007" table for additional information regarding these stock and option awards.

   (4) The compensation amounts set forth in the "Non-Equity Incentive Plan Compensation" column represent the actual amounts earned under the Management Incentive Bonus Plan for fiscal 2007 as described in the Compensation Discussion and Analysis section entitled "Elements of Compensation--Annual Incentive Award Opportunities and Bonuses."

   (5) The following table describes the compensation amounts set forth in the "All Other Compensation" column of the Summary Compensation Table:

----------------------------------------------------------------------------------------------------
                                              REGISTRANT
                          PERQUISITES AND   CONTRIBUTIONS
                               OTHER          TO DEFINED                          TAX
                              PERSONAL       CONTRIBUTION      INSURANCE      REIMBURSE-
NAME                       BENEFITS($)(A)    PLANS ($)(B)   PREMIUMS ($)(C)    MENTS ($)   TOTAL ($)
------------------------------------------ --------------- ----------------- ------------ ----------
Joseph C. Papa                 19,678               --             788                       20,466
------------------------------------------ --------------- ----------------- ------------ ----------
David T. Gibbons               11,273           17,460              79             686       29,498
------------------------------------------ --------------- ----------------- ------------ ----------
Judy L. Brown                   9,110           18,667           1,050                       28,827
------------------------------------------ --------------- ----------------- ------------ ----------
Moshe Arkin                    52,109           77,715              --              --      129,824
------------------------------------------ --------------- ----------------- ------------ ----------
John T. Hendrickson             4,456           18,377           1,050             550       24,433
------------------------------------------ --------------- ----------------- ------------ ----------
Refael Lebel                   31,236           63,388              --           6,213      100,837
------------------------------------------ --------------- ----------------- ------------ ----------



a) Represents for Ms. Brown and Messrs. Papa, Gibbons and Hendrickson some or all of the following perquisites: relocation allowance, personal travel, supplemental long-term disability, allowance for tax/financial planning services, spousal travel expenses and executive physical allowance. Represents for Messrs. Arkin and Lebel an automobile allowance of $36,909 and $22,790, respectively, and a supplemental education fund contribution.

b) Represents for Ms. Brown and Messrs. Papa, Gibbons and Hendrickson Perrigo's contributions to 401(k) and Profit Sharing Plans. Represents for Messrs. Arkin and Lebel Perrigo's contributions to savings plans generally provided to employees in Israel, including education fund, and manager's insurance.

c)     Represents life insurance premiums paid by the company.

                     EMPLOYMENT AGREEMENT WITH VICE CHAIRMAN

On November 14, 2004, we entered into an Employment Agreement with our Vice Chairman, Moshe Arkin. This agreement became effective upon the completion of our merger with Agis on March 17, 2005 and replaced Mr. Arkin's prior employment agreement with Agis. The term of this agreement runs through March 17, 2008, subject to automatic two-year renewals unless either party provides written notice of non-renewal to the other party at least 120 days before the last day of any term. On September 10, 2007, Mr. Arkin informed Perrigo of his intention not to renew his employment agreement.

Under the agreement, Mr. Arkin receives a base salary that is reviewed at least annually by the Board to determine if an increase is appropriate. Mr. Arkin's annualized base salary for fiscal year 2007 was $424,000, effective October 1, 2006.

Mr. Arkin is eligible to participate in the Management Incentive Bonus Plan, under which he has a target bonus opportunity of not less than $275,000. Mr. Arkin received a management incentive and discretionary bonus payment of $219,000 for fiscal 2007. Mr. Arkin was granted an option to purchase 25,000 Perrigo shares as well as 6,454 service-based restricted shares and 4,303 performance-based restricted units in fiscal year 2007 pursuant to Perrigo's LTIP. Mr. Arkin also receives various payments required under Israeli law, such as manager's insurance, disability insurance, and recreation funds, as well as various perquisites customary in Israel, such as educational funds, car allowance and other similar perquisites.

In conjunction with his employment agreement, Mr. Arkin executed a noncompetition and nondisclosure agreement that provides that he will not compete for the longer of the term of his agreement and a period of one year following his termination. In addition, Mr. Arkin has agreed that he will not, at any time during or after his employment with Perrigo, disclose any confidential information obtained during his employment.

Further details regarding potential payments under this agreement upon termination of employment are presented in "Potential Payments Upon Termination or Change in Control" beginning on page 35.

              EMPLOYMENT AGREEMENT WITH EXECUTIVE VICE PRESIDENT &
                         GENERAL MANAGER--PERRIGO ISRAEL

On November 14, 2004, we entered into an Employment Agreement with our Executive Vice President & General Manager-Perrigo Israel, Refael Lebel. This agreement became effective upon the completion of our merger with Agis on March 17, 2005 and replaced Mr. Lebel's prior employment agreement with Agis. The term of this agreement runs through March 17, 2008, subject to automatic two-year renewals unless either party provides written notice of non-renewal to the other party at least 120 days before the last day of any term.

Under the agreement, Mr. Lebel receives a base salary at an initial annual rate of $325,000, which is reviewed at least annually by the Board to determine if an increase is appropriate. Mr. Lebel's annualized base salary for fiscal year 2007 was $344,500, effective October 1, 2006.

Mr. Lebel is eligible to participate in the MIB, under which he has a target bonus opportunity of not less than $200,000. Mr. Lebel received a bonus payment of $193,000 for fiscal 2007. He was also granted an option to purchase 20,000 Perrigo shares as well as 18,066 service-based restricted shares and 3,442 performance-based restricted units in fiscal year 2007 pursuant to Perrigo's 2003 LTIP. Mr. Lebel also receives various payments required under Israeli law, such as manager's insurance, disability insurance, and recreation funds, as well as various perquisites customary in Israel, such as education funds, car allowance and other similar perquisites.

In conjunction with his employment agreement, Mr. Lebel executed a noncompetition and nondisclosure agreement that provides that he will not compete with us for the longer of the term of his agreement and a period of one year following his termination. In addition, Mr. Lebel has agreed that he will not, at any time during or after his employment with Perrigo, disclose any confidential information obtained during his employment.

Further details regarding potential payments under this agreement upon a termination of employment are presented in "Potential Payments Upon Termination or Change in Control" beginning on page 35.

                GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2007

The following table provides information regarding equity and non-equity awards granted to the named executive officers during fiscal year 2007.


-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                               ESTIMATED POSSIBLE PAYOUTS UNDER NON-     ESTIMATED POSSIBLE PAYOUTS UNDER
                                  EQUITY INCENTIVE PLAN AWARDS(3)            EQUITY INCENTIVE PLANS(4)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                ALL OTHER
                     GRANT                                                                                        STOCK
NAME                  DATE    THRESHOLD ($)  TARGET ($)  MAXIMUM ($)  THRESHOLD (#)  TARGET (#)  MAXIMUM (#)  AWARDS (#)(5)
Joseph C. Papa(1)   9/8/2006     509,295       509,295    1,339,446         --             --           --            --

                   10/9/2006          --            --           --         --         17,872       35,744            --

                   10/9/2006          --            --           --         --             --           --       125,275

                   10/9/2006          --            --           --         --             --           --            --
-------------------------------------------------------------------------------------------------------------------------

David T.
  Gibbons(2)       8/11/2006      98,812       581,250    1,528,688         --             --           --            --

                   8/16/2006          --            --           --         --         20,129       40,258            --

                   8/16/2006          --            --           --         --             --           --        30,194

                   8/16/2006          --            --           --         --             --           --            --
-------------------------------------------------------------------------------------------------------------------------

Judy L. Brown      8/10/2006      34,000       200,000      526,000         --             --           --            --

                   8/16/2006          --            --           --         --          4,444        8,888            --

                   8/16/2006          --            --           --         --             --           --         4,444

                   8/16/2006          --            --           --         --             --           --            --
-------------------------------------------------------------------------------------------------------------------------

Moshe Arkin        8/10/2006      49,555       291,500      757,900         --             --           --            --

                   8/16/2006          --            --           --         --          4,303        8,606            --

                   8/16/2006          --            --           --         --             --           --         6,454

                   8/16/2006          --            --           --         --             --           --            --
-------------------------------------------------------------------------------------------------------------------------

John T.
  Hendrickson      8/10/2006      40,273       236,900      623,047         --             --           --            --

                   8/16/2006          --            --           --         --          4,716        9,432            --

                   8/16/2006          --            --           --         --             --           --         4,716

                   8/16/2006          --            --           --         --             --           --            --
-------------------------------------------------------------------------------------------------------------------------

Refael Lebel       8/10/2006      36,040       212,000      551,200         --             --           --            --

                   8/16/2006          --            --           --         --          3,442        6,884            --

                   8/16/2006          --            --           --         --             --           --        18,066

                   8/16/2006          --            --           --         --             --           --            --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------
                      ALL OTHER
                       OPTION
                       AWARDS:     EXERCISE     CLOSING    GRANT DATE
                      NUMBER OF     OR BASE     MARKET     FAIR VALUE
                     SECURITIES    PRICE OF    PRICE ON     OF STOCK
                     UNDERLYING     OPTION      DATE OF    AND OPTION
NAME               OPTIONS (#)(6)   AWARDS   GRANT ($)(7)  AWARDS ($)
Joseph C. Papa(1)           --          --          --             --

                            --          --          --        309,007

                            --          --          --      2,166,005

                        85,212       17.29       17.46        512,753
-------------------------------------------------------------------

David T.
  Gibbons(2)                --          --          --             --

                            --          --          --        311,396

                            --          --          --        467,101

                       116,942       15.47       15.52        472,048
-------------------------------------------------------------------

Judy L. Brown               --          --          --             --

                            --          --          --         68,749

                            --          --          --         68,749

                        25,817       15.47       15.52        140,032
-------------------------------------------------------------------

Moshe Arkin                 --          --          --             --

                            --          --          --         66,567

                            --          --          --         99,843

                        25,000       15.47       15.52        135,602
-------------------------------------------------------------------

John T.
  Hendrickson               --          --          --             --

                            --          --          --         72,957

                            --          --          --         72,957

                        27,400       15.47       15.52        148,620
-------------------------------------------------------------------

Refael Lebel                --          --          --             --

                            --          --          --         53,248

                            --          --          --        279,481

                        20,000       15.47       15.52        108,482
-------------------------------------------------------------------



   (1) Mr. Papa joined Perrigo on October 9, 2006.

   (2) Effective March 31, 2007, Mr. Gibbons ceased to be an executive officer when he retired from his position as Executive Chairman. Mr. Gibbons has continued his role as non-executive Chairman of Perrigo's Board of Directors.

   (3) These columns show the dollar range of payout targets for fiscal 2007 performance under the Management Incentive Bonus Plan as described in the section titled "Elements of Compensation--Annual Incentive Award Opportunities and Bonuses" in the Compensation Discussion and Analysis. The target values are based on a percentage of each executive's salary. The maximum award opportunity is equal to 260% of the target value. The actual payments for fiscal 2007 non-equity incentive awards were made in September 2007 and are shown in the Summary Compensation Table in the column titled "Non-equity Incentive Plan Compensation."

   (4) These columns show the target range of performance-based restricted stock units to be earned in fiscal 2007 under the 2003 LTIP as described in the section titled "Elements of Compensation--Stock-Based Compensation" in the Compensation Discussion and Analysis. The maximum award opportunity is equal to 200% of the target grant. The FAS 123(R) value of Mr. Papa's fiscal 2007 performance-based restricted stock unit award is $17.29 a share. The FAS 123(R) value of the fiscal 2007 performance-based restricted stock unit awards granted to all other executives is $15.47 a share. These awards vest over three years. The FAS 123(R) fiscal 2007 expense recorded for these awards is included in the Summary Compensation Table in the column titled "Stock Awards."

   (5) This column shows the service-based restricted stock awards granted during fiscal 2007 under the 2003 LTIP as described in the section titled "Elements of Compensation--Stock-Based Compensation" in the Compensation Discussion and Analysis. The FAS 123(R) value of Mr. Papa's fiscal 2007 service-based restricted stock award is $17.29 a share. The FAS 123(R) value of the fiscal 2007 service-based restricted stock awards granted to all other executives is $15.47 a share. These awards vest over three years, with the exception of Mr. Papa's award, which vests over two years. The FAS 123(R) fiscal 2007 expense recorded for these awards is included in the Summary Compensation Table in the column titled "Stock Awards."

   (6) This column shows the stock option awards granted during fiscal 2007 under the 2003 LTIP as described in the section titled "Elements of Compensation--Stock-Based Compensation" in the Compensation Discussion and Analysis. The FAS 123(R) value of Mr. Papa's fiscal 2007 stock option award is $6.02 a share. The FAS(R) value of Mr. Gibbons' fiscal 2007 stock option award is $4.04 a share as vesting was accelerated due to his retirement. The FAS 123(R) value of the fiscal 2007 stock option awards granted to all other executives is $5.42 a share. These option awards vest over five years. The FAS 123(R) fiscal 2007 expense recorded for these awards is included in the Summary Compensation Table in the column titled "Option Awards."

   (7) Represents the closing price reported on the date of the grant.

                OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2007

The following table sets forth information detailing the outstanding equity awards held by each of our named executive officers at June 30, 2007.


--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                      OPTION AWARDS                                           STOCK AWARDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                     EQUITY
                                                                   INCENTIVE
                                                                      PLAN
                                                                    AWARDS:
                                   NUMBER OF        NUMBER OF      NUMBER OF                           NUMBER OF     MARKET VALUE
                                  SECURITIES       SECURITIES      SECURITIES                          SHARES OR     OF SHARES OR
                                  UNDERLYING       UNDERLYING      UNDERLYING                          UNITS OF     UNITS OF STOCK
                       OPTION     UNEXERCISED      UNEXERCISED    UNEXERCISED    OPTION     OPTION    STOCK THAT       THAT HAVE
                       GRANT      OPTIONS (#)      OPTIONS (#)      UNEARNED    EXERCISE  EXPIRATION   HAVE NOT       NOT VESTED
NAME                  DATE(1)   EXERCISABLE(2)  UNEXERCISABLE(2)  OPTIONS (#)  PRICE ($)     DATE     VESTED (#)        ($)(3)
Joseph Papa          10/9/2006           --          85,212            --        17.29     10/9/2016    125,275(5)     2,452,885
--------------------------------------------------------------------------------------------------------------------------------

David T. Gibbons      5/3/2000       83,030              --            --         5.25      5/3/2010         --               --

                      5/4/2001      108,058              --            --        11.81      5/4/2011

                      8/6/2002      104,674              --            --         9.84      8/6/2012

                     8/20/2003      125,000              --            --        13.90     8/20/2013

                     8/16/2004      100,000              --            --        18.18     8/16/2014

                     9/14/2005      208,333              --            --        14.69     9/14/2015

                     8/16/2006      116,942              --            --        15.47     8/16/2016
--------------------------------------------------------------------------------------------------------------------------------

Judy L. Brown         9/7/2004        4,000           6,000            --        20.08      9/7/2014      4,444(6)        87,014

                     9/14/2005        3,600          14,400            --        14.69     9/14/2015

                     8/16/2006           --          25,817            --        15.47     8/16/2016
--------------------------------------------------------------------------------------------------------------------------------

Moshe Arkin          9/14/2005       10,000          40,000            --        14.69     9/14/2015       6454(6)       126,369

                     8/16/2006           --          25,000            --        15.47     8/16/2016
--------------------------------------------------------------------------------------------------------------------------------

John T. Hendrickson  7/19/2001       50,000              --            --        15.51     7/19/2011      4,716(6)        92,339

                      8/6/2002       27,800           9,000            --         9.84      8/6/2012

                     8/20/2003        4,027          19,348            --        13.90     8/20/2013

                     8/16/2004       16,890          25,332            --        18.18     8/16/2014

                     9/14/2005       10,153          40,611            --        14.69     9/14/2015

                     8/16/2006           --          27,400            --        15.47     8/16/2016
--------------------------------------------------------------------------------------------------------------------------------

Refael Lebel         9/14/2005        8,000          32,000            --        14.69     9/14/2015     23,368(7)       457,545

                     8/16/2006           --          20,000            --        15.47     8/16/2016
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------
-----------------------------------------------
                             STOCK AWARDS
-----------------------------------------------
-----------------------------------------------
                                        EQUITY
                         EQUITY       INCENTIVE
                       INCENTIVE    PLAN AWARDS:
                      PLAN AWARDS:    MARKET OR
                       NUMBER OF     PAYOUT VALUE
                        UNEARNED     OF UNEARNED
                       SHARES OR      SHARES OR
                       UNITS THAT     UNITS THAT
                        HAVE NOT       HAVE NOT
NAME                 VESTED (#)(4)  VESTED ($)(3)
Joseph Papa              17,872        349,934
-----------------------------------------------

David T. Gibbons         20,129        394,126






-----------------------------------------------

Judy L. Brown             4,444         87,014


-----------------------------------------------

Moshe Arkin               4,303         84,253

-----------------------------------------------

John T. Hendrickson       4,716         92,339





-----------------------------------------------

Refael Lebel              3,442         67,394

-----------------------------------------------



   (1) For better understanding of this table, this column has been added to show the grant date of all stock option awards outstanding at fiscal year end.

   (2) All stock option awards vest one-fifth per year over five years beginning on the anniversary of the grant, except that Mr. Gibbons' stock option award granted on September 14, 2005 fully vested on March 31, 2007.

   (3) The market value of these unvested awards was calculated using the closing price of our common stock as of June 30, 2007, which was $19.58 a share.

   (4) All performance-based restricted stock units were granted on August 16, 2006, except that Mr. Papa's were granted on October 9, 2006. All performance-based restricted stock units fully vest three years from the grant date.

   (5) Amount represents restricted stock awards granted on October 9, 2006 and vesting one-half per year over two years, beginning on the anniversary of the grant.

   (6) Amount represents restricted stock awards granted on August 16, 2006, which fully vest three years from the grant date.

   (7) Amount consists of 5,301 shares of restricted stock granted on March 17, 2005, which vest one-third per year over three years beginning on the anniversary of the grant, and 18,066 shares of restricted stock granted on August 16, 2006, which fully vest three years from the grant date.

              OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2007

The table below provides information for each named executive officer concerning the exercise of stock options and the vesting of restricted stock during fiscal year 2007.

------------------------------------------------------------------------------------------------------------
                                           OPTION AWARDS                           STOCK AWARDS
                                                                    ----------------------------------------
                              ---------------------------------------
                                  NUMBER OF                               NUMBER OF
                               SHARES ACQUIRED     VALUE REALIZED      SHARES ACQUIRED      VALUE REALIZED
NAME                           ON EXERCISE (#)   ON EXERCISE ($)(2)   ON VESTING (#)(3)   ON VESTING ($)(4)
------------------------------------------------------------------------------------------------------------
Joseph C. Papa                          --                   --                 --                   --
------------------------------------------------------------------------------------------------------------
David T. Gibbons(1)                393,470            5,564,033             63,774            1,126,249
------------------------------------------------------------------------------------------------------------
Judy L. Brown                           --                   --             10,074              199,163
------------------------------------------------------------------------------------------------------------
Moshe Arkin                             --                   --                 --                   --
------------------------------------------------------------------------------------------------------------
John T. Hendrickson                 36,866              278,792             28,790              566,898
------------------------------------------------------------------------------------------------------------
Refael Lebel                            --                   --              5,303               86,280
------------------------------------------------------------------------------------------------------------



   (1) As part of Mr. Gibbons employment contract, all unvested stock option and service-based restricted stock awards became fully vested upon his retirement effective March 31, 2007.

   (2) The value realized on exercise was calculated using the difference between the exercise price of the option and closing price of our common stock on the day the awards were exercised.

   (3) Represents service-based restricted shares and performance-based restricted stock units issued under the 2003 LTIP.

   (4) The value realized on vesting was calculated using the closing price our common stock on the day the awards vested.

             NONQUALIFIED DEFERRED COMPENSATION IN FISCAL YEAR 2007

The Perrigo Non-Qualified Deferred Compensation Plan allows certain senior executives to defer as much as 100% of base salary and 80% of incentive compensation. Participation in the plan is limited to senior executives. Amounts deferred under the plan earn a return based on measurement funds made available to the participant and determined by the retirement plan committee. These measurement funds mirror the investment choices available in our qualified deferred compensation plan (with the exception of our stock, which is not an investment option in the Non-Qualified Deferred Compensation Plan). In-service distributions are allowed under the plan. Participants in the plan elect the form and timing of payment of their plan deferral account prior to the year in which it is deferred. Participants may elect to receive their accounts in a lump sum or in annual installments (up to fifteen years) upon separation from service. All participants in the plan are treated as key employees by plan rules (as defined in the applicable tax regulations) and therefore may not begin receiving distributions earlier than six months following termination of employment.

The following table sets forth information relating to the Perrigo Company Non-Qualified Deferred Compensation Plan.

------------------------------------------------------------------------------------------------------------------------------
                           EXECUTIVE           PERRIGO
                         CONTRIBUTIONS      CONTRIBUTIONS   AGGREGATE EARNINGS   AGGREGATE WITHDRAWALS/   AGGREGATE BALANCE AT
NAME                   IN LAST FY ($)(1)   IN LAST FY ($)     IN LAST FY ($)        DISTRIBUTIONS ($)         LAST FYE ($)
--------------------- ------------------- ---------------- -------------------- ------------------------ ---------------------
Joseph C. Papa              128,333              --                5,166                     --                  133,499
--------------------- ------------------- ---------------- -------------------- ------------------------ ---------------------
David T. Gibbons                 --              --               89,726                     --                  729,489
--------------------- ------------------- ---------------- -------------------- ------------------------ ---------------------
Judy L. Brown                42,736              --               13,106                     --                  105,421
--------------------- ------------------- ---------------- -------------------- ------------------------ ---------------------
Moshe Arkin                      --              --                   --                     --                       --
--------------------- ------------------- ---------------- -------------------- ------------------------ ---------------------
John T. Hendrickson              --              --               11,423                 58,709                   54,536
--------------------- ------------------- ---------------- -------------------- ------------------------ ---------------------
Refael Lebel                     --              --                   --                     --                       --
--------------------- ------------------- ---------------- -------------------- ------------------------ ---------------------



   (1) Amounts shown in this column are included in the Summary Compensation Table in the column entitled "Salary."

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Perrigo Company Board of Directors consists of three directors, each of whom is independent, as defined under SEC rules and the NASDAQ listing standards, and an "outside director" within the meaning of
Section 162(m) of the Internal Revenue Code.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the "Compensation Discussion and Analysis" be included in this Proxy Statement and incorporated by reference into Perrigo's Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

COMPENSATION COMMITTEE
Gary K. Kunkle, Jr., Chair
Gary M. Cohen
Ran Gottfried

            POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

All of our named executive officers participate in our MIB Plan, our LTIP and our Non-Qualified Deferred Compensation Plan ("Deferred Compensation Plan"). These plans may require us to provide compensation to these officers in the event of a termination of employment or a change-in-control of Perrigo. Three of our named executive officers also will receive compensation under their employment agreements in the event of a termination of employment or a change-in-control of Perrigo. The Committee retains discretion to provide, and in the past has provided, additional benefits to executive officers upon termination or resignation if it determines the circumstances so warrant.

The following table sets forth the expected benefits to be received by each named executive officer in the event of his or her termination resulting from various scenarios and assuming a termination date of June 29, 2007, the last business day of our 2007 fiscal year, and a stock price of $19.58, our closing stock price on June 29, 2007. Assumptions and explanations of the numbers included in the table below are set forth in the footnotes to, and in additional text following, the table.

------------------------------------------------------------------------------------------------------------------------
                                                                                         TERMINATION      INVOLUNTARY
                                                                      TERMINATION FOR   WITHOUT CAUSE   TERMINATION FOR
                                    CHANGE IN   DEATH, DISABILITY,   CAUSE OR WITHOUT    OR FOR GOOD        ECONOMIC
NAME AND BENEFITS                  CONTROL($)      RETIREMENT($)      GOOD REASON($)      REASON($)        REASONS($)
------------------------------------------------------------------------------------------------------------------------
JOSEPH C. PAPA(1)
------------------------------------------------------------------------------------------------------------------------
Cash Severance                      3,500,000          700,000              --            3,500,000        3,500,000
------------------------------------------------------------------------------------------------------------------------
Equity Awards
  Service-Based Restricted Stock    2,452,885        2,452,885              --            2,452,885        2,452,885
  Performanced-Based Restricted
     Stock                            349,934          349,934              --              349,934               --
  Stock Options                       195,135          195,135              --              195,135           78,057
------------------------------------------------------------------------------------------------------------------------
Retirement Benefits                        --               --              --                   --               --
------------------------------------------------------------------------------------------------------------------------
Other Benefits                             --               --              --                   --               --
------------------------------------------------------------------------------------------------------------------------
Total Estimated Incremental Value   6,497,954        3,697,954               0            6,497,954        6,030,942
------------------------------------------------------------------------------------------------------------------------
JUDY L. BROWN(2)
------------------------------------------------------------------------------------------------------------------------
Cash Severance                             --          200,000              --                   --               --
------------------------------------------------------------------------------------------------------------------------
Equity Awards
  Service-Based Restricted Stock      284,262          284,262              --                   --          197,349
  Performanced-Based Restricted
     Stock                             87,014           87,014              --                   --               --
  Stock Options                       176,524          176,524              --                   --           77,656
------------------------------------------------------------------------------------------------------------------------
Retirement Benefits                        --               --              --                   --               --
------------------------------------------------------------------------------------------------------------------------
Other Benefits                             --               --              --                   --               --
------------------------------------------------------------------------------------------------------------------------
Total Estimated Incremental Value     547,800          747,800               0                    0          275,005
------------------------------------------------------------------------------------------------------------------------
MOSHE ARKIN(3)
------------------------------------------------------------------------------------------------------------------------
Cash Severance                      1,007,000          291,500              --            1,007,000        1,007,000
------------------------------------------------------------------------------------------------------------------------
Equity Awards
  Service-Based Restricted Stock      126,369          126,369              --              126,369               --
  Performanced-Based Restricted
     Stock                             84,253           84,253              --               84,253               --
  Stock Options                       298,350          298,350              --              138,900          138,900
------------------------------------------------------------------------------------------------------------------------
Retirement Benefits                        --               --              --                   --               --
------------------------------------------------------------------------------------------------------------------------
Other Benefits                         98,919               --              --               98,919           98,919
------------------------------------------------------------------------------------------------------------------------
Total Estimated Incremental Value   1,614,891          800,472               0            1,455,441        1,244,819
------------------------------------------------------------------------------------------------------------------------
JOHN T. HENDRICKSON(2)
------------------------------------------------------------------------------------------------------------------------
Cash Severance                             --          236,900              --                   --               --
------------------------------------------------------------------------------------------------------------------------
Equity Awards
  Service-Based Restricted Stock      421,087          421,087              --                   --          328,748
  Performanced-Based Restricted
     Stock                             92,339           92,339              --                   --               --
  Stock Options                       544,223          544,223              --                   --          365,553
------------------------------------------------------------------------------------------------------------------------
Retirement Benefits                        --               --              --                   --               --
------------------------------------------------------------------------------------------------------------------------
Other Benefits                             --               --              --                   --               --
------------------------------------------------------------------------------------------------------------------------
Total Estimated Incremental Value   1,057,649        1,294,549               0                    0          694,301
------------------------------------------------------------------------------------------------------------------------
REFAEL LEBEL(4)
------------------------------------------------------------------------------------------------------------------------
Cash Severance                        768,500          212,000              --              768,500          768,500
------------------------------------------------------------------------------------------------------------------------
Equity Awards
  Service-Based Restricted Stock      457,545          457,545              --              457,545          103,794
  Performanced-Based Restricted
     Stock                             67,394           67,394              --               67,394               --
  Stock Options                       238,680          238,680              --              111,120          111,120
------------------------------------------------------------------------------------------------------------------------
Retirement Benefits                        --               --              --                   --               --
------------------------------------------------------------------------------------------------------------------------
Other Benefits                         80,372               --              --               80,372           80,372
------------------------------------------------------------------------------------------------------------------------
Total Estimated Incremental Value   1,612,491          975,619               0            1,484,931        1,063,786
------------------------------------------------------------------------------------------------------------------------

   (1) Mr. Papa: Cash Severance represents 24 months of salary ($1,400,000), 24 months of bonus ($1,400,000) and any earned prorated bonus ($700,000) if he leaves Perrigo because of a change of control, without cause or for good reason, or involuntary termination for economic reasons. Cash Severance represents any earned prorated bonus if his employment is terminated because of death, disability or retirement.

   (2) Ms. Brown and Mr. Hendrickson will receive cash severance for any earned prorated bonus if their employment is terminated because of death, disability or retirement.

   (3) Mr. Arkin: Cash Severance represents 12 months of salary ($424,000), 12 months of bonus ($291,500) and any earned prorated bonus ($291,500) if he leaves Perrigo because of a change of control, without cause or for good reason, or involuntary termination for economic reasons. Cash Severance represents any earned prorated bonus if his employment is terminated because of death, disability or retirement. Other Benefits represents 12 months of company contributions made to manager's insurance, disability fund, education fund and recreation fund.

   (4) Mr. Lebel: Cash Severance represents 12 months of salary ($344,500), 12 months of bonus ($212,000) and any earned prorated bonus ($212,000) if he leaves Perrigo because of a change of control, without cause or for good reason, or involuntary termination for economic reasons. Cash Severance represents any earned prorated bonus if his employment is terminated because of death, disability or retirement. Other Benefits represents 12 months of company contributions made to manager's insurance, disability fund, education fund and recreation fund.

Compensation payable to our three named executive officers who have employment agreements with us in the event of a termination or a change-in-control of Perrigo is as follows:

EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

Under Mr. Papa's employment agreement, his employment may be terminated during the term of this agreement under the following circumstances:

          - upon Mr. Papa's death or disability;

          - by Perrigo for cause (as defined in the agreement);

          - by Mr. Papa upon 30 days' written notice;

          - by mutual agreement;

          - by Perrigo without cause upon 30 days' written notice; or

          - by Mr. Papa with good reason (as defined in the agreement).

If Mr. Papa's employment is terminated during the term of this agreement for any reason, he will receive compensation and benefits earned to date, including payment for unused vacation days. If Mr. Papa's employment is terminated as a result of death or disability, Mr. Papa also will receive a pro rata management incentive bonus for the portion of the year he was employed. If we terminate Mr. Papa's employment for cause, he will receive compensation and benefits earned to date, but he will forfeit any options (whether vested or unvested), restricted stock and unvested benefits. Any salary and unused vacation days will be paid to Mr. Papa in a lump sum as soon as practicable following the date of termination. Other benefits will be paid to Mr. Papa in accordance with applicable law and the terms of any applicable plan or arrangement.

If during the term of this agreement Mr. Papa's employment is terminated by us without cause or by him for good reason and he agrees to a release of claims against Perrigo, he will also be entitled to compensation and benefits earned to that date, as well as:

          - payment of an amount equal to 24 months of his then-current salary and target bonus, payable in regular payroll installments;

          - continued vesting as if he had remained employed with Perrigo of the stock option and restricted stock awards granted to him on the Effective Date and the ability to exercise those options, to the extent they were vested at termination or vest subsequently, until the later of (i) 25 months after the date of termination, (ii) 30 days after the last vesting date of an option that vests after termination, or (iii) any later applicable date specified in the Long Term Incentive Award Agreement ("Award Agreement") pursuant to which the options were granted; provided that no option may be exercised later than the expiration of the option term as specified in the Award Agreement;

          - continued vesting for a period of 24 months of all other stock option and restricted stock awards granted to him, and the ability to exercise those options, to the extent they were vested at termination or vest subsequently, until the later of (i) 25 months after the date of termination, or (ii) any later applicable date specified in the Award Agreement pursuant to which the options were granted; provided that no option may be exercised later than the expiration of the option term as specified in the Award Agreement; and

          - a pro rata management incentive bonus for the portion of the year he was employed.

EMPLOYMENT AGREEMENT WITH VICE CHAIRMAN

In the event Mr. Arkin's employment agreement terminates due to non-renewal, then he will be entitled to vest (whether or not his employment terminates) as of the date of the notice of non-renewal in that number of unvested stock options and restricted stock awards which would have vested during the 24-month period following the end of the agreement term.

If Mr. Arkin's employment is terminated for any reason, he will receive compensation and benefits earned to date, including payment for unused vacation days. If Mr. Arkin resigns for "good reason" or if we terminate his employment "without cause", each as defined in the employment agreement, then, in addition to receiving earned compensation and benefits, he will receive his prorated bonus for the year in which the termination occurs; his salary, entitled bonus and benefits for the greater of 12 months or the balance of the employment agreement; immediate vesting of his restricted stock; and immediate vesting of his stock options that would have otherwise vested within the following 24 months. Any salary and unused vacation days will be paid to Mr. Arkin in a lump sum as soon as practicable following the date of termination. Other benefits will be paid in accordance with applicable law and the terms of any applicable plan or arrangement.

Under his employment agreement, Mr. Arkin is also entitled to all accrued payments due to him under his previous employment agreement with Agis.

  EMPLOYMENT AGREEMENT WITH EXECUTIVE VICE PRESIDENT &GENERAL MANAGER--PERRIGO ISRAEL

In the event Mr. Lebel's employment agreement terminates due to non-renewal, then he will be entitled to vest (whether or not his employment terminates) as of the date of the notice of non-renewal in that number of unvested stock options and restricted stock awards which would have vested during the 24-month period following the end of the agreement term.

If Mr. Lebel's employment is terminated for any reason, he will receive compensation and benefits earned to date, including payment for unused vacation days. If Mr. Lebel resigns for "good reason" or if we terminate his employment "without cause", each as defined in the employment agreement, then, in addition to receiving earned compensation and benefits, he will receive his prorated bonus for the year in which the termination occurs; his salary, entitled bonus and benefits for the greater of 12 months or the balance of the employment agreement; immediate vesting of his restricted stock; and immediate vesting of his stock options that would have otherwise vested within the following 24 months. Any salary and unused vacation days will be paid in a lump sum as soon as practicable following the date of termination. Other benefits will be paid in accordance with applicable law and the terms of any applicable plan or arrangement.

Under his employment agreement, Mr. Lebel is also entitled to all accrued payments due to him under his previous employment agreement with Agis.

               PAYMENTS UNDER THE MANAGEMENT INCENTIVE BONUS PLAN

Generally, no portion of the payments under the MIB Plan is considered earned or payable for a particular year unless the named executive officer is employed by us and in good standing on the first day of the following fiscal year. The MIB Plan, however, may require us to make payments to named executive officers who are no longer employed by us on the first day of the following fiscal year under the following circumstances:

          - retirement at age 65 or older;

          - retirement at age 60 or older with at least 10 years of service;

          - early retirement of a named executive officer under an early retirement plan;

          - permanent disability as determined by the Compensation Committee; or

          - death.

Under all circumstances listed above, the named executive officer, or his or her estate in the case of death, will be entitled to a pro rata portion of any payment under the MIB Plan for that fiscal year, computed to the date of the termination. In addition, the CEO, in his sole discretion, may make exceptions to the circumstances listed above and allow payments in the event of other types of termination.

A named executive officer eligible to receive a post-termination payment under the MIB Plan will be paid in a lump sum within a reasonable time after the close of the fiscal year in which termination occurred.

                   PAYMENTS UNDER THE LONG TERM INCENTIVE PLAN

If a named executive officer terminates employment with us due to death, disability or retirement, his or her outstanding options and stock appreciation rights will (i) be free of any restriction period and (ii) immediately vest in full and may be exercised in whole or in part by the participant or his or her fiduciary, beneficiary of conservator, as applicable, at any time prior to their respective expiration dates.

If a named executive officer is involuntarily terminated for economic reasons, he or she may exercise his or her options and stock appreciation rights, to the extent vested, at any time prior to the earlier of (i) the date that is 30 days after the date that is 24 months after the termination date, or (ii) their respective expiration dates. Any options, stock appreciation rights or restricted shares that are not vested on the termination date, but are scheduled to vest during the 24-month period according to the vesting schedule in effect prior to the termination date vest as if the participant had continued to provide services to us during the 24-month period. Any options, stock appreciation rights and restricted shares that are not scheduled to vest during the 24-month period will be forfeited on the termination date. If a named executive officer dies after the termination date while his or her options or stock appreciation rights remain exercisable, the fiduciary of the named executive officer's estate or his or her beneficiary may exercise the options and stock appreciation rights (to the extent that those options and stock appreciation rights were vested and exercisable prior to the executive officer's death), at any time prior to the later of the date that is (i) 30 days after the date that is 24 months after the named executive officer's termination date, or
(ii) 12 months after the date of death, but in no event later than their respective expiration dates.

Upon an event of termination for any reason during the restriction period, restricted shares still subject to restriction generally will be forfeited by the named executive officer and reacquired by Perrigo. We may in our sole discretion, waive in whole or in part any or all remaining restrictions with regard to a named executive officer's shares, except for restricted share awards that are intended to comply with certain performance-based compensation requirements.

If a named executive officer is terminated for cause, any restricted shares subject to a restriction period will be forfeited and his or her right to exercise his or her options and stock appreciation rights will terminate. If within 60 days after a named executive officer is terminated, we discover circumstances that would have permitted us to terminate a named executive officer for cause, any shares, cash or other property paid or delivered to the named executive officer will be forfeited and the named executive officer must repay those amounts to Perrigo.

If the named executive officer is terminated for any reason other than those described above, the named executive officer will have the right to exercise his or her options and stock appreciation rights at any time prior to the earlier of
(i) the date that is three months after the termination date, or (ii) their respective expiration dates, but only to the extent that those options or stock appreciation rights, as applicable, were vested prior to the termination date. Any options or stock appreciation rights that are not vested at the termination date will be forfeited on the termination date. If a named executive officer dies after the termination date while his or her options or stock appreciation rights remain exercisable, the fiduciary of the named executive officer's estate or his or her beneficiary may exercise the options and stock appreciation rights (to the extent that those options and stock appreciation rights were vested and exercisable prior to the executive officer's death), at any time prior to the earlier of (i) 12 months after the date of death, or (ii) their respective expiration dates.

In the event of a change-in-control (as defined in the LTIP), options and stock appreciation rights outstanding under the LTIP as of the date of the change-in-control that have not vested will become vested and fully exercisable. The restrictions and deferral limitations applicable to any restricted shares will lapse and the restricted shares will become free of all restrictions and limitations and will become fully vested and transferable. In addition, upon a change-in-control, all performance awards will be considered to be earned and payable in full, and any deferral or other restriction will lapse and the performance awards will be immediately settled and distributed. The restrictions and deferral limitations and other conditions applicable to any other stock unit awards or any other awards will lapse and those other stock unit awards and other awards will become free of all restrictions, limitations or conditions and will become fully vested and transferable to the full extent of the original grant.

           PAYMENTS UNDER THE NON-QUALIFIED DEFERRED COMPENSATION PLAN

If a named executive officer is terminated for any reason other than death, he or she will receive a termination benefit under the Deferred Compensation Plan equal to his or her vested account balance. The Nonqualified Deferred Compensation in Fiscal Year 2007 table above reflects account balances as of the end of our 2007 fiscal year.

This termination benefit will be paid to the named executive officer in a lump sum or under an annual installment method of up to 15 years, based on the named executive officer's choice when he or she began participation in the plan or as he or she subsequently changed the election. If the named executive officer did not make an election with respect to method of payment for a termination benefit, he or she will be deemed to have elected to be paid in a lump sum. Payments generally will be made no later than 60 days after the named executive officer terminates his or her employment with us.

A named executive officer's beneficiary will receive a survivor benefit equal to the named executive officer's vested account balance if the named executive officer dies before he or she commences payment under the Deferred Compensation Plan. The survivor benefit will be paid to the named executive officer's beneficiary in a lump sum payment as soon as administratively practicable, but in no event later than 60 days after the last day of the plan year in which the named executive officer dies.

                   PAYMENTS TO RETIRED CHIEF EXECUTIVE OFFICER

On March 31, 2007, David T. Gibbons ceased to be an executive officer of Perrigo. At that time Mr. Gibbons received the following benefits:

          - Mr. Gibbons received a pro rata MIB payout and discretionary bonus for the fiscal year ending June 30, 2007 of $435,938;

          - all of Mr. Gibbons' unvested, previously granted stock options and restricted stock became fully vested as of March 31, 2007; and

          - Mr. Gibbons' vested options may be exercised until the later of (i) December 31 of the calendar year in which the options would have otherwise expired according to their terms as of the original grant date, or (ii) the fifteenth day of the third month following the date on which the options would have otherwise expired according to their terms as of the original grant date.

Mr. Gibbons also had entered into a noncompetition and nondisclosure agreement with Perrigo. This agreement provides that Mr. Gibbons will not compete with us during the term of his employment and for one year thereafter. In addition, Mr. Gibbons has agreed that he will not, at any time during or after his employment with Perrigo, disclose any confidential information that he obtained during his employment.

                      EQUITY COMPENSATION PLAN INFORMATION

The table below provides information about Perrigo's common stock that may be issued upon the exercise of options and rights under all of our equity compensation plans as of June 30, 2007. Shareholder-approved plans include our LTIP, as well as our Employee Stock Option Plan and Non-Qualified Stock Option Plan for Directors, which were replaced by our LTIP.

--------------------------------------------------------------------------------------------------------------
                                                                                               (C)
                                                                                       NUMBER OF SECURITIES
                                     (A)                          (B)                REMAINING AVAILABLE FOR
                         NUMBER OF SECURITIES TO BE        WEIGHTED-AVERAGE           FUTURE ISSUANCE UNDER
                           ISSUED UPON EXERCISE OF         EXERCISE PRICE OF       EQUITY COMPENSATION PLANS
                            OUTSTANDING OPTIONS,         OUTSTANDING OPTIONS,         (EXCLUDING SECURITIES
     PLAN CATEGORY           WARRANTS AND RIGHTS          WARRANTS AND RIGHTS        REFLECTED IN COLUMN (A))
--------------------------------------------------------------------------------------------------------------
 EQUITY COMPENSATION
  PLANS APPROVED BY
  SHAREHOLDERS                    6,780,000                     $16.08                      4,594,000(1)
--------------------------------------------------------------------------------------------------------------
 EQUITY COMPENSATION
  PLANS NOT APPROVED BY
  SHAREHOLDERS                            0                         --                              0
--------------------------------------------------------------------------------------------------------------
  TOTAL                           6,780,000                     $16.08                      4,594,000
--------------------------------------------------------------------------------------------------------------



   (1) All of these shares were available for issuance under our 2003 Long-Term Incentive Plan. Excludes 504,110 shares of unvested restricted stock. If these shares do not vest, they will no longer constitute shares outstanding and will be available for future issuance under the terms of the plan.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for monitoring: (1) Perrigo's accounting and financial reporting principles and policies; (2) Perrigo's financial statements and the independent audit thereof; (3) the qualifications, independence and performance of Perrigo's independent auditors; and (4) Perrigo's internal control over financial reporting. In particular, these responsibilities include, among other things, the appointment and compensation of Perrigo's independent auditors, reviewing with the independent auditors the plan and scope of the audit of the financial statements and internal control over financial reporting and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal auditors and the independent auditors. All of the members of the Audit Committee are independent, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Board has adopted an Audit Committee Charter, which it reviews annually based upon input from the Committee.

In connection with the June 30, 2007 financial statements, the Audit Committee:
(1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as amended, and (3) received and discussed with the independent auditors the written disclosures and letter from the independent auditors required by Independence Standards No. 1 and has discussed with the independent auditors their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that Perrigo's audited financial statements be included in Perrigo's Annual Report on Form 10-K filed with the SEC for the fiscal year ended June 30, 2007.

THE AUDIT COMMITTEE
Laurie Brlas, Chair
Larry D. Fredricks
Michael J. Jandernoa
Ben-Zion Zilberfarb

                             INDEPENDENT ACCOUNTANTS

BDO Seidman, LLP has been Perrigo's independent registered public accounting firm since 1988. The Board has engaged BDO Seidman, LLP as our independent registered public accountants for fiscal year 2008. Representatives of BDO Seidman, LLP will be present at the Annual Meeting and will have the opportunity to make a statement and respond to questions.

During fiscal years 2007 and 2006, we retained BDO Seidman, LLP to perform auditing and other services for us and paid them the following amounts for these services:

Fiscal Year 2007                        Fiscal Year 2006

Audit Fees                 $1,622,800   Audit Fees                  $1,405,000
Audit-Related Fees             39,000   Audit-Related Fees              33,000
Tax Fees                       77,700   Tax Fees                        69,000
                           ----------                               ----------
     Total                 $1,739,500        Total                  $1,507,000


Audit-related fees in 2007 and 2006 were for benefit plan audits. Tax fees related primarily to tax compliance services.

The Audit Committee maintains a policy pursuant to which it reviews and pre-approves audit and permitted non-audit services (including the fees and terms thereof) to be provided by our independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to the completion of our audit. The Chair of the Audit Committee, or any other member or members designated by the Audit Committee, is authorized to pre-approve non-audit services, provided that any pre-approval shall be reported to the full Audit Committee at its next scheduled meeting. All auditing and other services performed by our independent auditors in fiscal 2007 were approved in accordance with the Audit Committee's policy.

                           ANNUAL REPORT ON FORM 10-K

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2007, INCLUDING SCHEDULES, WHICH IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION IS INCLUDED IN THE ANNUAL REPORT DELIVERED WITH THIS PROXY STATEMENT. IF YOU WOULD LIKE A COPY OF THE EXHIBITS TO THE FORM 10-K, PLEASE CONTACT TODD
W. KINGMA, SECRETARY, PERRIGO COMPANY, 515 EASTERN AVE., ALLEGAN, MI 49010.

                                 (PERRIGO LOGO)

(PERRIGO(R) LOGO)                                 ------------------------------
c/o National City Bank                                   VOTE BY TELEPHONE
Shareholder Services Operations                   ------------------------------
Loc 5352                                          Have your proxy card available
P.O. Box 94509                                    when you call the TOLL-FREE
Cleveland, OH 44101-4509                          NUMBER 1-888-693-8683 using a
                                                  Touch-Tone phone and follow
                                                  the simple instructions to
                                                  record your vote.

                                                  ------------------------------
                                                          VOTE BY INTERNET
                                                  ------------------------------
                                                  Have your proxy card available
                                                  when you access the website
                                                  HTTP://WWW.CESVOTE.COM and
                                                  follow the simple instructions
                                                  to record your vote.

                                                  ------------------------------
                                                            VOTE BY MAIL
                                                  ------------------------------
                                                  Please mark, sign and date
                                                  your proxy card and return it
                                                  in the POSTAGE-PAID ENVELOPE
                                                  provided or return it to:
                                                  National City Bank, P.O. Box
                                                  535300, Pittsburgh PA
                                                  15253-9837.

   VOTE BY TELEPHONE              VOTE BY INTERNET              VOTE BY MAIL
Call TOLL-FREE using a         Access the WEBSITE and         Return your proxy
   Touch-Tone phone:               cast your vote:           in the POSTAGE-PAID
    1-888-693-8683             HTTP://WWW.CESVOTE.COM         envelope provided

                       VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
 YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 6:00 A.M. EASTERN STANDARD
    TIME ON TUESDAY, OCTOBER 30, 2007 TO BE COUNTED IN THE FINAL TABULATION.

  IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                                ----------------
                              -
                                ----------------

                      PROXY MUST BE SIGNED AND DATED BELOW.
         - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

--------------------------------------------------------------------------------
PERRIGO COMPANY                                                            PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON OCTOBER 30, 2007.

The undersigned appoints Judy L. Brown and Todd W. Kingma, or either of them, with full power of substitution as attorneys and proxies to vote as designated, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on September 7, 2007, at the Annual Meeting of Shareholders to be held on October 30, 2007 or any adjournment thereof.

This proxy also provides voting instructions to the trustee under the Perrigo Company Profit Sharing Plan and directs the trustee to vote all the shares of Common Stock of Perrigo Company allocated to the undersigned's account as indicated on the reverse side.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature

                                        Date: ____________________________, 2007
                                        Please sign exactly as name appears
                                        hereon. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For your comments: _____________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
     - PLEASE FOLD AND DETACH COMMENT CARD AT PERFORATION BEFORE MAILING. -

                             YOUR VOTE IS IMPORTANT!

     If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.

               PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
         - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

--------------------------------------------------------------------------------
PERRIGO COMPANY                                                            PROXY
--------------------------------------------------------------------------------

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1.   Election of Directors whose three-year term of office will expire in 2010.

     Nominees:  (1) Laurie Brlas   (2) Michael J. Jandernoa   (3) Joseph C. Papa

     [ ] FOR all nominees listed above              [ ] WITHHOLD AUTHORITY
         (except as listed to the contrary below)       to vote for all nominees
                                                        listed above

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME OR NUMBER BELOW:

     ___________________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

(PERRIGO(R) LOGO)                                -------------------------------
P.O. Box 20387                                             VOTE BY MAIL
Tel Aviv, Israel 61200                           -------------------------------
                                                 If you own shares that are
                                                 traded through the Tel Aviv
                                                 Stock Exchange ("TASE"): Please
                                                 mark, sign and date your proxy
                                                 card, add to it an Ownership
                                                 Certificate from the Tel Aviv
                                                 Stock Exchange Clearing House
                                                 Ltd. member through which your
                                                 shares are registered and
                                                 return it to Perrigo Company
                                                 P.O. Box 20387, Tel Aviv,
                                                 Israel 61200.

                                  VOTE BY MAIL
                              Return your proxy to
                                 Perrigo Company
                                 P.O. Box 20387
                             Tel Aviv, Israel 61200

                      PROXY MUST BE SIGNED AND DATED BELOW.
         - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

--------------------------------------------------------------------------------
PERRIGO COMPANY                                                            PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON OCTOBER 30, 2007.

The undersigned appoints Judy L. Brown and Todd W. Kingma, or either of them, with full power of substitution as attorneys and proxies to vote as designated, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on September 7, 2007, at the Annual Meeting of Shareholders to be held on October 30, 2007 or any adjournment thereof.

This proxy also provides voting instructions to the trustee under the Perrigo Company Profit Sharing Plan and directs the trustee to vote all the shares of Common Stock of Perrigo Company allocated to the undersigned's account as indicated on the reverse side.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature

                                        Date: ____________________________, 2007
                                        Please sign exactly as name appears in
                                        the ownership certificate provided by
                                        the TASE clearing house member. When
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign full corporate
                                        name by President or other authorized
                                        officer. If a partnership, please sign
                                        in partnership name by authorized
                                        person.

For your comments: _____________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
     - PLEASE FOLD AND DETACH COMMENT CARD AT PERFORATION BEFORE MAILING. -

                             YOUR VOTE IS IMPORTANT!

     Please sign and date this proxy card and return it promptly together with an Ownership Certificate from your bank, broker or other TASE Clearing House member, through which your shares are registered, to Perrigo Company, P.O. Box 20387, Tel Aviv, Israel 61200 so your shares may be represented at the Meeting.

               PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
         - PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. -

--------------------------------------------------------------------------------
PERRIGO COMPANY                                                            PROXY
--------------------------------------------------------------------------------

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1.   Election of Directors whose three-year term of office will expire in 2010.

     Nominees: (1) Laurie Brlas   (2) Michael J. Jandernoa   (3) Joseph C. Papa

     [ ] FOR all nominees listed above              [ ] WITHHOLD AUTHORITY
         (except as listed to the contrary below)       to vote for all nominees
                                                        listed above

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME OR NUMBER BELOW:

     ___________________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.